UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: November 23, 2021 – November 30, 2021

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

11.30.2021 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com	CEF-GUG-SAR-1121

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ACTIVE ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

• Daily, weekly and monthly data on share prices, net asset value, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2021

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the initial fiscal period from the Fund’s inception on November 23, 2021, through November 30, 2021.

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. The Investment Advisor and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim Partners”), a global diversified financial services firm.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. The Fund’s Sub-Adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform standard indexes on an absolute and/or risk adjusted basis. There can be no assurance that the Fund’s investment objective will be achieved.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. There were no distributions during the initial fiscal period. For the initial fiscal period ended November 30, 2021, the Fund provided a total return based on market price of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 3

(Unaudited) continued	November 30, 2021

0.00% and a total return based on NAV of -1.70%. The NAV performance of the Fund reflects fees and expenses of the Fund.

As of November 30, 2021, the Fund’s market price of $20.00 per share represented a premium of 1.73% to its NAV of $19.66 per share. As of the commencement of the Fund’s operations on November 23, 2021, the Fund’s market price was $20.00 per share and its NAV was $20.00 per share.

The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

The Fund did not pay a distribution during the initial fiscal period. The Fund intends to pay substantially all of its net investment income through monthly distributions. In addition, the Fund intends to distribute net long-term capital gains as long-term capital gain dividends at least annually.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 129 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 6. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

December 31, 2021

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2021

During the six-month period ended November 30, 2021, the yield on the two-year U.S. Treasury Note rose 38 basis points to 0.52% from 0.14%, and the 10-year U.S. Treasury Note fell 15 basis points to 1.43% from 1.58%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 91 basis points from 144 basis points. One basis point equals 0.01%. Treasury yields experienced volatility through much of the period, rising on strong U.S. economic data and market strength and declining amid policy uncertainty, global geopolitical challenges, and the emergence of new COVID-19 variants .Real gross domestic product (“GDP”) growth in the fourth quarter picked up meaningfully from the third quarter, which came in around 2% annualized. We expect fourth quarter growth in real terms to come in close to 7% annualized. Sequential growth in 2022 is likely to be slower than in 2021 as we move further away from the initial pandemic shock, but we still expect GDP growth in 2022 of 3–4% for the full year, well above potential based on the supply side of the economy’s capacity to provide the goods and services to meet consumer demand.

Transitory inflationary pressures have dominated the news for much of the year. The initial spike in the second quarter was due to reopening activities, in the third quarter it was driven by global supply chain issues related to the spread of the Delta variant, and then in the fourth quarter we experienced some strong gains in energy prices. These successive price shocks appear to have had a more sustained impact on inflation, but this should wane in 2022 as some of the supply chain issues improve.

Nevertheless, rising inflation has paved the way for a winding down of ultra-accommodative U.S. Federal Reserve (the “Fed”) policy. We expect the Fed to conclude tapering in March 2022 and deliver its first rate hike of the cycle in May 2022 followed by two more in 2022, and then four more in 2023, although not necessarily spread evenly over the course of this period due to turbulence along the way. Fed Chair Powell has indicated over time that he understands that policy needs to be nimble, and investors should anticipate that, given the uncertainty and crosscurrents, the Fed will pivot as needed.

Even if the pace of rate hikes occurs as expected, Fed officials’ median expectation is for an interest rate of 2% in 2024, well below their 2.5% neutral rate estimate, beyond which Fed policy can be considered restrictive. In the meantime, the policy environment should remain highly supportive of the drivers of corporate earnings, which should help reassure markets.

Outside of Fed policy, we expect the housing market to continue to be supported by low interest rates and strong demand, coupled with a deep supply shortage since the peak of the housing bubble, which should continue to drive housing prices higher. In fixed-income markets, we expect floating rate credit to continue to outperform fixed-rate bonds and that the credit backdrop could remain positive throughout 2022.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited)	November 30, 2021

Guggenheim Active Allocation Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Assistant Chief Investment Officer, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; Perry Hollowell, Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the initial fiscal period ended November 30, 2021.

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities, including, but not limited to, government and agency securities, corporate bonds, loans and loan participations, structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries.

The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), below BBB- by any other nationally recognized statistical rating organization or, if unrated, determined by the Sub-Adviser to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

The Fund may also invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. The strategy may use options and other derivatives. The Fund plans to use various valuation models to determine the appropriate allocation amongst asset classes. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities.

The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between Income Securities and Common Equity Securities.

The Fund may use financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Describe the approach to asset allocation.

The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. The Sub-Adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies.

The Sub-Adviser’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. The Sub-Adviser’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focuses on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector.

What are the allocation maximums for the strategy?

Under normal market conditions, the Fund will not invest more than:

• 50% of its total assets in Common Equity Securities;

• 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”); and

• 30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:

• 25% of its total assets in securities, including structured instruments, such as mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment;

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

• 15% of its total assets in securities issued by collateralized loan obligations (“CLOs”), including up to 5% of total assets in equity securities issued by CLOs; and

• 15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

How did the Fund perform for the initial fiscal period?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. There were no distributions during the initial fiscal period. For the initial fiscal period ended November 30, 2021, the Fund provided a total return based on market price of 0.00% and a total return based on NAV of -1.70%.

As of November 30, 2021, the Fund’s market price of $20.00 per share represented a premium of 1.73% to its NAV of $19.66 per share. As of the commencement of the Fund’s operations on November 23, 2021, the Fund’s market price was $20.00 per share and its NAV was $20.00 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 27 for additional information about the Fund’s performance.

What were the Fund’s distributions?

Fund did not pay a distribution during the initial fiscal period. The Fund intends to pay substantially all of its net investment income through monthly distributions. In addition, the Fund intends to distribute net long-term capital gains as long-term capital gain dividends at least annually.

Discuss how proceeds were invested and how the Fund is currently allocated.

For the four days of the Fund’s existence during the period, the Fund focused on investing proceeds from the Initial Public Offering(“IPO”). At November 30, 2021, assets were invested mostly in corporate credit, primarily high yield and bank loans, and equities, primarily via a covered call strategy.

Below investment grade corporate credit, including both high yield corporates and bank loans, comprised approximately 40% of the Fund. This exposure was expected to grow as the Fund continues to invest the IPO proceeds. The remainder of the fixed income portion of the Fund was allocated to investment grade corporates, preferreds and structured credit.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Describe the recent market conditions for the main asset classes the Fund invests in?

Global credit fundamentals remain strong overall, notwithstanding concerns about rising interest rates and stubbornly persistent inflation. The steady, if now less dramatic, economic rebound from the pandemic shock continues to build issuers’ credit muscle. Defaults remain at historically low levels, corporate liquidity is ample, leverage ratios are declining, interest coverage is improving, and aggregate leveraged-credit cash flow has recovered to pre-COVID levels.

In equity markets, while volatility is likely to remain elevated and the pace of gains could slow through the end of the year, we feel the macro environment remains supportive and should continue to provide a sturdy backbone for additional upside. Although the U.S. economy has recently shown some signs of slowing, growth over the next few quarters is expected remain above pre-pandemic trend levels. The U.S. consumer is in good shape and savings rates are elevated, suggesting that as consumers become more comfortable with the economic recovery, pent up demand will be unleashed. While earnings growth is expected to slow from the estimated pace of 44% for 2021, earnings are still expected to grow in the upper single digit range in both 2022 and 2023. The markets have recently hit a soft patch and additional downside cannot be ruled out. However, if we were to see a larger drawdown in the weeks/months ahead, we would view it as a healthy correction and not the start of a broader move lower. Hence, periods of weakness could be viewed as buying opportunities.

The pace of forward market performance is likely to slow as valuation levels remains extended. On top of this, growth may be in the process of peaking and adjusting as the economy matures. Grasping the trends and components of economic growth is important in developing views for equity positioning. To start, investors in the short-term seem to be overlooking factors that we believe are a net positive at the moment, particularly the transition back to service spending and replenishing inventories. First, service spending is still below trend, which should reverse as the recovery matures. Secondly, inventories are historically low—a boost of at least a percentage point should be expected to quarterly gross domestic product over the next year as companies look to restock. Also, looking out past the coming year, easy credit conditions could support business capital expenditures with a further boost from elevated cash balances. While increased capital expenditures won’t amount to a significant growth rate as exhibited earlier this year, the compositional change of growth from consumer spending has positive effects even if the economic trajectory slows.

As for fixed income, currently, the economic and policy backdrop supports a risk-on view. Corporate fundamentals have strengthened significantly. Although leverage remains high, we believe debt service is manageable given the trajectory for corporate earnings.

Expanded Fed support for credit markets has reduced tail risks, but high and rising debt loads means security selection remains paramount.

We are finding attractive relative value in structured credit, which typically has higher yields compared to corporate credit, lower duration risk, and less correlation. Leveraged loans can also offer compelling value versus corporates.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Though credit spreads have tightened below historical averages, history shows they can persist at low levels for years during periods of economic expansion.

We are mindful of a handful of potential catalysts for a market correction in the near term, which include: the onset of the Winter flu season, reigniting healthcare system concerns; a China slowdown; the impact of labor shortages in the U.S., and ongoing supply chain disruptions.

Ultimately, any pull back in risk assets could be a buying opportunity given our view that the credit cycle has a few more years to run.

How did other markets perform for the same period as the Fund?

Total Return
for the period
November 23, 2021 to
Index	November 30, 2021
Bloomberg U.S. Aggregate Bond Index	1.17%
Bloomberg U.S. Corporate High Yield Index	-0.46%
Credit Suisse Leveraged Loan Index	-0.32%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	0.31%
Standard & Poor’s 500 (“S&P 500”) Index	-2.61%
Nasdaq 100 Index	-1.04%
Russell 2000	-5.51%
Bloomberg U.S. Corporate Bond Index	1.43%

What was the impact of derivatives on Fund performance?

As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities. During the initial fiscal period, the Fund wrote call options on major equity indices. The Fund also held a credit default index swap. Written options contributed to Fund performance. Credit default index swaps detracted from performance during the initial fiscal period.

Discuss the Fund’s use of leverage.

As of November 30, 2021, the Fund had no leverage. After period end, the Fund began employing financial leverage through borrowings to seek to enhance return.

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of these methods. The Fund currently intends to use financial leverage through Borrowings from certain

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

financial institutions. The Fund intends to enter into a credit facility in the next twelve months. The Fund has no present intention to issue preferred shares. The Fund currently anticipates utilizing financial leverage for investment purposes in an amount equal to approximately 25% of its managed assets.

The purpose of leverage (borrowings) is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Risks and Other Considerations

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gug for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below-Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities, including structured instruments, such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged) and are therefore heightened under current conditions. If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings.

Common Equity Securities Risk. The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio

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securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under adverse economic conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including direct capital infusions into companies, new monetary programs and considerable interest rates changes. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are or have been negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for the Fund’s investments. Also, the current environment generally reflects expectations for continued economic recovery from the effects of the COVID-19 pandemic. If those expectations are not fulfilled, or become less optimistic, there may be an adverse change in fixed income and debt market conditions, and that change may be abrupt and severe, which likely would significantly adversely affect the value of the Fund’s investment.

Derivatives Transactions Risk. In addition to the Covered Call Option Strategy and other options strategies, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return.

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Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Financial Leverage and Leveraged Transactions Risk. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through Borrowings, or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Fund’s common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or be expected to change). Changes in interest rates, including changes in reference

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rates used in fixed-income and other debt instruments, may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance.

Investment and Market Risk. An investment in the common shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and public health conditions, including the possible loss of the entire principal amount that you invest. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries and exchanges are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber-attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your common shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Investment Funds Risk. The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled investment vehicles.

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Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne of other Investment Funds in which the Fund invests may be similar to the fees and expenses borne of the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Sub-Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

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Preferred Securities/Preferred Stock Risk. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation

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of a borrower or its securities, and the Sub-Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser with respect to investments in Senior Loans. The Sub-Adviser’s judgment about the credit quality of a borrower may be wrong.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk. Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk. The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more

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restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. Transactions in loans are often subject to long settlement periods. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible

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into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration

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dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase and write covered put options. A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, in accordance with the procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Short Sales Risk. The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations.

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive

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payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

Mortgage-Backed Securities Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

Additional risks relating to investments in MBS may arise because of the type of MBS in which the Fund invests, defined by the assets collateralizing the MBS. For example, collateralized mortgage obligations (“CMOs”) may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. These risks are heightened under the currently distressed economic, market, labor and public health conditions.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for RMBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment relative to recent years, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risk,” ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.

CLO, CDO and CBO Risk. The Fund may invest in collateralized debt obligations (“CDO”), collateralized bond obligation (“CBO”) and collateralized loan obligation (“CLO”). In addition to the general risks associated with credit or debt securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 25

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.

Valuation of Certain Income Securities Risk. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2021
Fund Statistics

Share Price	$20.00
Net Asset Value	$19.66
Premium to NAV	1.73%
Net Assets ($000)	$643,799

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2021

Since Inception (non-annualized)
(11/23/21)
Guggenheim Active Allocation Fund
NAV	(1.70%)
Market	0.00%
Bloomberg U.S. Aggregate Bond Index	1.17%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and is not available for direct investment. Index performance does not reflect transaction costs, fees or expenses. Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

Portfolio Breakdown	% of Net Assets
Investments
Common Stocks	31.3%
Corporate Bonds	24.6%
Senior Floating Rate Interests	15.0%
Exchange-Traded Funds	13.6%
Preferred Stocks	2.2%
Asset-Backed Securities	2.0%
U.S. Treasury Bills	1.4%
Closed-End Funds	0.7%
Total Investments	90.8%
Options Written	(0.3%)
Other Assets & Liabilities, net	9.5%
Net Assets	100.0%

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 27

FUND SUMMARY (Unaudited) continued	November 30, 2021

Ten Largest Holdings	% of Net Assets
Invesco QQQ Trust Series	3.6%
SPDR S&P 500 ETF Trust	3.5%
iShares Russell 2000 Index ETF	3.5%
Hotwire Funding LLC, 4.46%	1.2%
SPDR Gold Shares	1.1%
iShares Silver Trust	1.1%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%	1.0%
NuStar Logistics, LP, 6.38%	1.0%
Cengage Learning Acquisitions, Inc., 5.75%	0.9%
LaserAway Intermediate Holdings II LLC, 6.50%	0.9%
Top Ten Total	17.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Investments
A	0.9%
BBB	4.0%
BB	16.9%
B	22.0%
CCC	0.9%
NR**	1.3%
Other Instruments	54.0%
Total Investments	100.0%

*	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
**	NR (not rated) securities do not necessarily indicate low credit quality.

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2021

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3%
Financial – 6.1%
Simon Property Group, Inc. REIT[1]	4,219	$ 644,832
SVB Financial Group*,1	927	641,790
Lincoln National Corp.[1]	9,481	628,875
Ameriprise Financial, Inc.[1]	2,119	613,662
Regions Financial Corp.[1]	26,932	612,703
Invesco Ltd.[1]	27,426	612,423
Zions Bancorp North America[1]	9,659	609,290
Principal Financial Group, Inc.[1]	8,831	605,630
Franklin Resources, Inc.[1]	18,682	605,297
Citizens Financial Group, Inc.[1]	12,728	601,653
Kimco Realty Corp. REIT[1]	26,226	587,987
Synchrony Financial[1]	12,820	574,208
BlackRock, Inc. — Class A1	627	567,190
T. Rowe Price Group, Inc.[1]	2,796	559,060
Discover Financial Services[1]	5,183	558,987
State Street Corp.[1]	6,238	554,995
Host Hotels & Resorts, Inc. REIT*,1	34,021	534,130
Mastercard, Inc. — Class A1	1,648	518,988
CME Group, Inc. — Class A	1,424	314,021
Duke Realty Corp. REIT	5,308	309,616
Comerica, Inc.	3,700	305,361
Arthur J Gallagher & Co.	1,870	304,623
KeyCorp	13,558	304,242
Prologis, Inc. REIT	2,016	303,912
Brown & Brown, Inc.	4,663	300,344
Bank of America Corp.	6,690	297,504
Intercontinental Exchange, Inc.	2,267	296,342
Fifth Third Bancorp	6,968	293,701
Mid-America Apartment Communities, Inc. REIT	1,422	293,288
Raymond James Financial, Inc.	2,977	292,609
Weyerhaeuser Co. REIT	7,761	291,891
Charles Schwab Corp.	3,771	291,838
M&T Bank Corp.	1,984	290,874
Digital Realty Trust, Inc. REIT	1,734	290,861
Wells Fargo & Co.	6,077	290,359
UDR, Inc. REIT	5,107	289,720
Truist Financial Corp.	4,880	289,433
Extra Space Storage, Inc. REIT	1,440	288,000
W R Berkley Corp.	3,756	287,860
AvalonBay Communities, Inc. REIT	1,205	287,838

See notes to financial statements.

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
People’s United Financial, Inc.	16,848	$ 287,090
First Republic Bank	1,364	285,976
Bank of New York Mellon Corp.	5,190	284,360
Essex Property Trust, Inc. REIT	837	284,111
Equity Residential REIT	3,309	282,291
Regency Centers Corp. REIT	4,067	282,006
Federal Realty Investment Trust REIT	2,288	280,669
Nasdaq, Inc.	1,374	279,238
Realty Income Corp. REIT	4,085	277,453
PNC Financial Services Group, Inc.	1,406	276,982
Northern Trust Corp.	2,393	276,870
Cboe Global Markets, Inc.	2,136	275,416
Marsh & McLennan Companies, Inc.	1,679	275,390
Public Storage REIT	833	272,708
Aon plc — Class A	922	272,700
JPMorgan Chase & Co.	1,712	271,917
Everest Re Group Ltd.	1,055	270,481
Alexandria Real Estate Equities, Inc. REIT	1,349	269,894
Loews Corp.	5,036	269,225
Progressive Corp.	2,893	268,875
U.S. Bancorp	4,858	268,842
Boston Properties, Inc. REIT	2,492	268,737
Vornado Realty Trust REIT	6,690	268,537
Berkshire Hathaway, Inc. — Class B*	970	268,389
Chubb Ltd.	1,495	268,308
Aflac, Inc.	4,928	266,802
CBRE Group, Inc. — Class A*	2,780	265,685
Prudential Financial, Inc.	2,597	265,569
SBA Communications Corp. REIT	763	262,319
Cincinnati Financial Corp.	2,295	261,400
Huntington Bancshares, Inc.	17,550	260,442
Iron Mountain, Inc. REIT	5,729	260,326
American International Group, Inc.	4,948	260,265
MetLife, Inc.	4,433	260,040
Crown Castle International Corp. REIT	1,430	259,759
Equinix, Inc. REIT	319	259,092
American Express Co.	1,697	258,453
Hartford Financial Services Group, Inc.	3,908	258,319
Willis Towers Watson plc	1,139	257,232
Goldman Sachs Group, Inc.	668	254,501
Globe Life, Inc.	2,927	253,303

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Travelers Companies, Inc.	1,723	$ 253,195
Healthpeak Properties, Inc. REIT	7,621	250,426
Welltower, Inc. REIT	3,108	247,459
Citigroup, Inc.	3,872	246,646
Morgan Stanley	2,600	246,532
Assurant, Inc.	1,604	243,968
Capital One Financial Corp.	1,732	243,398
American Tower Corp. — Class A REIT	917	240,694
Visa, Inc. — Class A	1,198	232,136
Ventas, Inc. REIT	4,794	224,934
Allstate Corp.	2,048	222,659
Western Union Co.	12,774	202,085
Blue Whale Acquisition Corp.*,2	11,503	111,464
RXR Acquisition Corp.*,1,2	10,263	101,809
EastGroup Properties, Inc. REIT[1]	465	94,720
STAG Industrial, Inc. REIT[1]	1,908	83,151
First Financial Bankshares, Inc.[1]	1,518	75,779
Innovative Industrial Properties, Inc. REIT[1]	277	71,142
Glacier Bancorp, Inc.[1]	1,288	69,938
Houlihan Lokey, Inc.[1]	597	64,798
Cadence Bank[1]	2,198	64,226
SouthState Corp.[1]	816	63,762
Valley National Bancorp[1]	4,681	62,913
Terreno Realty Corp. REIT[1]	812	61,834
Silvergate Capital Corp. — Class A*,1	286	58,481
National Storage Affiliates Trust REIT[1]	949	58,250
CIT Group, Inc.[1]	1,160	56,910
Blackstone Mortgage Trust, Inc. — Class A REIT[1]	1,838	55,140
Trupanion, Inc.*,1	446	55,001
Essent Group Ltd.[1]	1,294	53,804
Agree Realty Corp. REIT[1]	795	53,710
Healthcare Realty Trust, Inc. REIT[1]	1,701	53,275
Selective Insurance Group, Inc.[1]	694	52,425
Kinsale Capital Group, Inc.[1]	251	52,208
United Bankshares, Inc.[1]	1,460	52,166
UMB Financial Corp.[1]	512	51,497
Kite Realty Group Trust REIT[1]	2,537	51,044
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT[1]	896	50,965
Ryman Hospitality Properties, Inc. REIT*,1	629	48,685
Redfin Corp.*,1	1,189	48,380
Hancock Whitney Corp.[1]	1,011	48,306

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Lexington Realty Trust REIT[1]	3,206	$ 48,250
Walker & Dunlop, Inc.[1]	342	48,116
RLI Corp.[1]	468	48,101
Macerich Co. REIT[1]	2,499	47,131
ServisFirst Bancshares, Inc.[1]	583	46,867
RXR Acquisition Corp. — Class A*,1,2	4,724	46,106
Broadstone Net Lease, Inc. REIT[1]	1,808	45,200
MSD Acquisition Corp. — Class A*,1,2	4,562	45,164
DigitalBridge Group, Inc. REIT*,1	5,671	45,141
Physicians Realty Trust REIT[1]	2,520	44,932
Radian Group, Inc.[1]	2,179	44,386
Community Bank System, Inc.[1]	626	44,233
Moelis & Co. — Class A1	715	43,837
Chimera Investment Corp. REIT[1]	2,753	43,773
BankUnited, Inc.[1]	1,089	43,168
Focus Financial Partners, Inc. — Class A*,1	696	42,832
Home BancShares, Inc.[1]	1,782	42,643
Outfront Media, Inc. REIT[1]	1,701	42,508
Pacific Premier Bancorp, Inc.[1]	1,096	42,470
Independent Bank Corp.[1]	535	42,297
Hamilton Lane, Inc. — Class A1	398	42,096
PotlatchDeltic Corp. REIT[1]	772	41,796
PS Business Parks, Inc. REIT[1]	235	41,172
Eastern Bankshares, Inc.[1]	2,007	40,401
Investors Bancorp, Inc.[1]	2,674	39,816
Associated Banc-Corp.[1]	1,769	38,741
Navient Corp.[1]	1,926	38,000
Ameris Bancorp1	777	37,817
Axos Financial, Inc.*,1	667	37,759
Apple Hospitality REIT, Inc.[1]	2,506	37,640
LendingClub Corp.*,1	1,143	37,399
Federated Hermes, Inc. — Class B1	1,106	37,283
Essential Properties Realty Trust, Inc. REIT[1]	1,368	36,977
Cathay General Bancorp[1]	877	36,755
Simmons First National Corp. — Class A1	1,255	36,533
Colicity, Inc. — Class A*,1,2	3,644	35,638
Triumph Bancorp, Inc.*,1	275	35,021
Equity Commonwealth REIT*,1	1,371	34,892
United Community Banks, Inc.[1]	1,017	34,853
Old National Bancorp[1]	1,931	34,101
Acropolis Infrastructure Acquisition Corp. — Class A*,1,2	3,500	33,950

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Corporate Office Properties Trust REIT[1]	1,320	$ 33,871
Piper Sandler Cos.[1]	204	33,813
CNO Financial Group, Inc.[1]	1,491	33,786
Texas Capital Bancshares, Inc.*,1	593	33,398
Sabra Health Care REIT, Inc.[1]	2,577	33,321
Live Oak Bancshares, Inc.[1]	368	32,789
American Equity Investment Life Holding Co.[1]	967	32,520
Enstar Group Ltd.*,1	145	32,349
First BanCorp[1]	2,402	31,923
Pebblebrook Hotel Trust REIT[1]	1,519	31,823
Artisan Partners Asset Management, Inc. — Class A1	684	30,595
Independent Bank Group, Inc.[1]	440	30,549
SITE Centers Corp. REIT[1]	2,025	30,496
Kennedy-Wilson Holdings, Inc.[1]	1,403	30,431
Uniti Group, Inc. REIT[1]	2,273	30,163
Independence Realty Trust, Inc. REIT[1]	1,229	30,110
Columbia Banking System, Inc.[1]	915	30,067
Fulton Financial Corp.[1]	1,858	29,338
Atlantic Union Bankshares Corp.[1]	897	29,161
CVB Financial Corp.[1]	1,510	28,856
Cushman & Wakefield plc*,1	1,621	28,659
Flagstar Bancorp, Inc.[1]	609	28,343
Newmark Group, Inc. — Class A1	1,744	28,009
Arbor Realty Trust, Inc. REIT[1]	1,589	27,887
Sunstone Hotel Investors, Inc. REIT*,1	2,544	27,653
WSFS Financial Corp.[1]	549	27,296
Goosehead Insurance, Inc. — Class A1	207	27,183
eXp World Holdings, Inc.[1]	733	26,908
National Health Investors, Inc. REIT[1]	511	26,695
International Bancshares Corp.[1]	628	26,382
First Midwest Bancorp, Inc.[1]	1,331	26,261
Cohen & Steers, Inc.[1]	291	26,123
Washington Federal, Inc.[1]	792	25,732
Columbia Property Trust, Inc. REIT[1]	1,340	25,728
Brandywine Realty Trust REIT[1]	1,983	25,482
First Financial Bancorp[1]	1,106	25,438
Sandy Spring Bancorp, Inc.[1]	542	25,436
Hilltop Holdings, Inc.[1]	743	25,284
Virtus Investment Partners, Inc.[1]	85	25,277
First Merchants Corp.[1]	633	25,250

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Piedmont Office Realty Trust, Inc. — Class A REIT[1]	1,449	$ 25,184
Washington Real Estate Investment Trust REIT[1]	990	24,948
Retail Opportunity Investments Corp. REIT[1]	1,389	24,391
RLJ Lodging Trust REIT[1]	1,933	24,336
PennyMac Financial Services, Inc.[1]	384	24,319
WesBanco, Inc.[1]	742	24,152
Four Corners Property Trust, Inc. REIT[1]	889	24,021
TowneBank[1]	785	24,013
Tanger Factory Outlet Centers, Inc. REIT[1]	1,196	23,693
Renasant Corp.[1]	646	23,534
Urban Edge Properties REIT[1]	1,353	23,312
Banner Corp.[1]	405	23,198
Monmouth Real Estate Investment Corp. REIT[1]	1,113	23,117
CareTrust REIT, Inc.[1]	1,128	22,797
Genworth Financial, Inc. — Class A*,1	5,925	22,633
PRA Group, Inc.*,1	531	22,546
Heartland Financial USA, Inc.[1]	471	22,373
Trustmark Corp.[1]	727	22,253
Stewart Information Services Corp.[1]	312	22,221
MFA Financial, Inc. REIT[1]	5,174	22,196
Apollo Commercial Real Estate Finance, Inc. REIT[1]	1,640	22,189
Veritex Holdings, Inc.[1]	556	22,034
Meta Financial Group, Inc.[1]	367	21,936
Park National Corp.[1]	168	21,855
McGrath RentCorp[1]	282	21,799
Great Western Bancorp, Inc.[1]	648	21,740
Bank of NT Butterfield & Son Ltd.[1]	586	21,582
Two Harbors Investment Corp. REIT[1]	3,668	21,568
Seacoast Banking Corporation of Florida[1]	638	21,545
PJT Partners, Inc. — Class A1	281	21,379
DiamondRock Hospitality Co. REIT*,1	2,444	21,287
Palomar Holdings, Inc.*,1	287	20,974
Provident Financial Services, Inc.[1]	887	20,880
Xenia Hotels & Resorts, Inc. REIT*,1	1,332	20,872
Eagle Bancorp, Inc.[1]	370	20,849
Easterly Government Properties, Inc. REIT[1]	985	20,655
Encore Capital Group, Inc.*,1	352	20,536
Acadia Realty Trust REIT[1]	1,015	20,493
Realogy Holdings Corp.*,1	1,346	20,446
Brightsphere Investment Group, Inc.[1]	678	20,360

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 35

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
BRP Group, Inc. — Class A*,1	547	$ 20,261
Lakeland Financial Corp.[1]	285	20,127
Customers Bancorp, Inc.*,1	349	20,116
American Assets Trust, Inc. REIT[1]	584	20,090
Argo Group International Holdings Ltd.[1]	370	20,084
Hope Bancorp, Inc.[1]	1,390	19,947
PennyMac Mortgage Investment Trust REIT[1]	1,145	19,889
iStar, Inc. REIT[1]	810	19,715
StepStone Group, Inc. — Class A1	473	19,568
First Interstate BancSystem, Inc. — Class A1	479	19,543
NexPoint Residential Trust, Inc. REIT[1]	260	19,391
NMI Holdings, Inc. — Class A*,1	981	19,228
Enterprise Financial Services Corp.[1]	414	19,197
Northwest Bancshares, Inc.[1]	1,430	18,990
St. Joe Co.[1]	389	18,676
Alexander & Baldwin, Inc. REIT[1]	847	18,659
B. Riley Financial, Inc.[1]	236	18,274
Horace Mann Educators Corp.[1]	488	18,090
First Bancorp[1]	401	17,820
NBT Bancorp, Inc.[1]	493	17,802
Paramount Group, Inc. REIT[1]	2,182	17,369
BGC Partners, Inc. — Class A1	3,876	17,326
Bancorp, Inc.*,1	611	17,273
Capitol Federal Financial, Inc.[1]	1,519	17,256
Mack-Cali Realty Corp. REIT*,1	1,026	17,144
Nelnet, Inc. — Class A1	198	17,068
Redwood Trust, Inc. REIT[1]	1,321	16,935
Industrial Logistics Properties Trust REIT[1]	759	16,819
Stock Yards Bancorp, Inc.[1]	281	16,812
Centerspace REIT[1]	164	16,759
First Commonwealth Financial Corp.[1]	1,115	16,758
Global Net Lease, Inc. REIT[1]	1,180	16,756
FB Financial Corp.[1]	389	16,688
American National Group, Inc.[1]	87	16,465
Westamerica BanCorp1	304	16,349
Service Properties Trust REIT[1]	1,918	16,322
Enova International, Inc.*,1	424	16,163
LendingTree, Inc.*,1	136	15,420
Berkshire Hills Bancorp, Inc.[1]	572	15,278
First Busey Corp.[1]	594	15,266

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Empire State Realty Trust, Inc. — Class A REIT[1]	1,671	$ 15,189
Safehold, Inc. REIT[1]	209	14,952
Southside Bancshares, Inc.[1]	364	14,833
National Bank Holdings Corp. — Class A1	345	14,704
LTC Properties, Inc. REIT[1]	455	14,451
ProAssurance Corp.[1]	628	14,444
OFG Bancorp[1]	594	14,315
OceanFirst Financial Corp.[1]	691	14,242
Getty Realty Corp. REIT[1]	466	14,227
ConnectOne Bancorp, Inc.[1]	436	14,170
City Holding Co.[1]	178	13,966
Dime Community Bancshares, Inc.[1]	404	13,857
Brookline Bancorp, Inc.[1]	897	13,841
TriCo Bancshares[1]	322	13,576
S&T Bancorp, Inc.[1]	453	13,549
Broadmark Realty Capital, Inc. REIT[1]	1,501	13,509
Office Properties Income Trust REIT[1]	560	13,289
Safety Insurance Group, Inc.[1]	169	13,059
Farmer Mac — Class C1	107	13,024
Apartment Investment and Management Co. — Class A REIT*,1	1,741	12,901
Tompkins Financial Corp.[1]	165	12,896
Employers Holdings, Inc.[1]	333	12,857
BancFirst Corp.[1]	201	12,790
Premier Financial Corp.[1]	432	12,701
Banc of California, Inc.[1]	640	12,538
RPT Realty REIT[1]	942	11,982
AMERISAFE, Inc.[1]	224	11,892
Community Healthcare Trust, Inc. REIT[1]	276	11,876
Marcus & Millichap, Inc.*,1	277	11,869
First Foundation, Inc.[1]	464	11,795
HomeStreet, Inc.[1]	236	11,651
Cowen, Inc. — Class A1	328	11,605
UMH Properties, Inc. REIT[1]	496	11,448
Global Medical REIT, Inc.[1]	700	11,438
Radius Global Infrastructure, Inc. — Class A*,1	689	11,369
James River Group Holdings Ltd.[1]	428	11,316
German American Bancorp, Inc.[1]	289	11,309
StoneX Group, Inc.*,1	196	11,010
American Finance Trust, Inc. REIT[1]	1,384	10,989
Preferred Bank/Los Angeles CA1	161	10,972

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Origin Bancorp, Inc.[1]	259	$ 10,927
Kearny Financial Corp.[1]	854	10,854
Summit Hotel Properties, Inc. REIT*,1	1,212	10,847
Washington Trust Bancorp, Inc.[1]	200	10,760
State Auto Financial Corp.[1]	206	10,601
World Acceptance Corp.*,1	51	10,476
Ready Capital Corp. REIT[1]	676	10,383
Bryn Mawr Bank Corp.[1]	231	10,303
Invesco Mortgage Capital, Inc. REIT[1]	3,410	10,230
Lakeland Bancorp, Inc.[1]	571	10,215
Plymouth Industrial REIT, Inc.[1]	342	10,174
TriState Capital Holdings, Inc.*,1	338	10,110
NETSTREIT Corp.[1]	464	9,902
Armada Hoffler Properties, Inc. REIT[1]	706	9,849
Heritage Financial Corp.[1]	415	9,723
Horizon Bancorp, Inc.[1]	501	9,719
QCR Holdings, Inc.[1]	180	9,709
WisdomTree Investments, Inc.[1]	1,574	9,664
Gladstone Land Corp. REIT[1]	335	9,571
Gladstone Commercial Corp. REIT[1]	426	9,466
ARMOUR Residential REIT, Inc.[1]	964	9,438
Univest Financial Corp.[1]	338	9,319
BrightSpire Capital, Inc. REIT[1]	987	9,228
First Bancshares, Inc.[1]	237	9,210
Blucora, Inc.*,1	568	9,196
1st Source Corp.[1]	198	9,157
Peoples Bancorp, Inc.[1]	296	9,129
Ellington Financial, Inc. REIT[1]	545	9,031
Allegiance Bancshares, Inc.[1]	223	9,016
Nicolet Bankshares, Inc.*,1	125	8,914
Amerant Bancorp, Inc.*,1	316	8,895
Northfield Bancorp, Inc.[1]	527	8,880
Central Pacific Financial Corp.[1]	323	8,647
TPG RE Finance Trust, Inc. REIT[1]	702	8,564
Metropolitan Bank Holding Corp.*,1	90	8,544
Columbia Financial, Inc.*,1	459	8,372
Universal Health Realty Income Trust REIT[1]	150	8,351
City Office REIT, Inc.[1]	499	8,323
First Mid Bancshares, Inc.[1]	194	8,154
Flushing Financial Corp.[1]	345	8,149

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
HarborOne Bancorp, Inc.[1]	579	$ 8,042
Hanmi Financial Corp.[1]	357	8,022
SiriusPoint Ltd.*,1	1,035	7,969
Ambac Financial Group, Inc.*,1	532	7,948
Preferred Apartment Communities, Inc. — Class A REIT[1]	603	7,948
Granite Point Mortgage Trust, Inc. REIT[1]	640	7,891
Camden National Corp.[1]	172	7,881
KKR Real Estate Finance Trust, Inc. REIT[1]	378	7,798
Diversified Healthcare Trust REIT[1]	2,773	7,737
Community Trust Bancorp, Inc.[1]	182	7,644
CrossFirst Bankshares, Inc.*,1	545	7,625
Byline Bancorp, Inc.[1]	291	7,557
Ares Commercial Real Estate Corp. REIT[1]	511	7,522
Heritage Commerce Corp.[1]	683	7,486
HCI Group, Inc.[1]	66	7,286
TrustCo Bank Corporation NY1	221	7,218
Cambridge Bancorp[1]	80	7,102
CorePoint Lodging, Inc. REIT*,1	460	7,098
Peapack-Gladstone Financial Corp.[1]	212	7,013
Franklin Street Properties Corp. REIT[1]	1,206	6,947
Great Southern Bancorp, Inc.[1]	124	6,898
Phillips Edison & Company, Inc. REIT[1]	219	6,870
Saul Centers, Inc. REIT[1]	138	6,794
Diamond Hill Investment Group, Inc.[1]	35	6,723
Chatham Lodging Trust REIT*,1	559	6,658
Dynex Capital, Inc. REIT[1]	398	6,655
Hingham Institution For Savings The[1]	17	6,640
MBIA, Inc.*,1	560	6,586
Urstadt Biddle Properties, Inc. — Class A REIT[1]	348	6,570
Orchid Island Capital, Inc. REIT[1]	1,444	6,527
Bank of Marin Bancorp[1]	187	6,478
First Community Bankshares, Inc.[1]	198	6,475
Atlantic Capital Bancshares, Inc.*,1	230	6,426
Alexander’s, Inc. REIT[1]	25	6,390
Farmers National Banc Corp.[1]	361	6,350
eHealth, Inc.*,1	285	6,293
Seritage Growth Properties REIT*,1	436	6,274
Business First Bancshares, Inc.[1]	224	6,160
One Liberty Properties, Inc. REIT[1]	188	6,116
Mercantile Bank Corp.[1]	182	6,112

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
National Western Life Group, Inc. — Class A1	30	$ 6,109
Midland States Bancorp, Inc.[1]	254	6,045
CBTX, Inc.[1]	215	5,977
Metrocity Bankshares, Inc.[1]	222	5,972
RE/MAX Holdings, Inc. — Class A1	216	5,938
Blue Whale Acquisition Corp. I*,2	600	5,934
Reliant Bancorp, Inc.[1]	178	5,922
First Financial Corp.[1]	136	5,911
Banco Latinoamericano de Comercio Exterior S.A. — Class E1	362	5,883
West BanCorp, Inc.[1]	188	5,834
RMR Group, Inc. — Class A1	178	5,815
Flywire Corp.*,1	142	5,771
GCM Grosvenor, Inc. — Class A1	503	5,764
International Money Express, Inc.*,1	374	5,651
Financial Institutions, Inc.[1]	183	5,636
Republic Bancorp, Inc. — Class A1	110	5,635
Franklin BSP Realty Trust, Inc. REIT*,1	366	5,614
First of Long Island Corp.[1]	267	5,594
Arrow Financial Corp.[1]	161	5,555
Bank First Corp.[1]	78	5,478
Independent Bank Corp.[1]	241	5,435
AssetMark Financial Holdings, Inc.*,1	213	5,402
HomeTrust Bancshares, Inc.[1]	178	5,345
Alerus Financial Corp.[1]	176	5,298
Oppenheimer Holdings, Inc. — Class A1	108	5,296
Regional Management Corp.[1]	93	5,260
Waterstone Financial, Inc.[1]	253	5,250
Merchants Bancorp[1]	115	5,245
Oportun Financial Corp.*,1	244	5,239
MidWestOne Financial Group, Inc.[1]	169	5,205
United Fire Group, Inc.[1]	246	5,146
Equity Bancshares, Inc. — Class A1	158	5,138
Mid Penn Bancorp, Inc.[1]	163	5,128
Southern First Bancshares, Inc.*,1	87	5,092
Capstar Financial Holdings, Inc.[1]	239	4,978
CNB Financial Corp.[1]	188	4,954
Bar Harbor Bankshares[1]	173	4,943
Coastal Financial Corp.*,1	111	4,854
Southern Missouri Bancorp, Inc.[1]	90	4,807
MVB Financial Corp.[1]	117	4,805

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Blue Foundry Bancorp*,1	328	$ 4,779
Universal Insurance Holdings, Inc.[1]	317	4,777
First Internet Bancorp[1]	109	4,721
Whitestone REIT — Class B1	507	4,695
I3 Verticals, Inc. — Class A*,1	250	4,663
Sculptor Capital Management, Inc.[1]	256	4,639
FRP Holdings, Inc.*,1	78	4,574
American National Bankshares, Inc.[1]	124	4,536
Citizens & Northern Corp.[1]	181	4,478
CatchMark Timber Trust, Inc. — Class A REIT[1]	572	4,399
Primis Financial Corp.[1]	282	4,309
EZCORP, Inc. — Class A*,1	576	4,262
Enterprise Bancorp, Inc.[1]	108	4,257
Bridgewater Bancshares, Inc.*,1	246	4,204
Spirit of Texas Bancshares, Inc.[1]	150	4,170
Capital City Bank Group, Inc.[1]	157	4,162
SmartFinancial, Inc.[1]	162	4,159
Sierra Bancorp[1]	164	4,130
Curo Group Holdings Corp.[1]	246	4,081
Civista Bancshares, Inc.[1]	173	4,071
RBB Bancorp[1]	164	4,011
Old Second Bancorp, Inc.[1]	324	4,001
Peoples Financial Services Corp.[1]	82	3,886
Farmland Partners, Inc. REIT[1]	334	3,871
CTO Realty Growth, Inc. REIT[1]	68	3,735
Atlanticus Holdings Corp.*,1	62	3,685
First Bancorp, Inc.[1]	121	3,664
Blue Ridge Bankshares, Inc.[1]	203	3,615
Home Bancorp, Inc.[1]	89	3,599
Tiptree, Inc. — Class A1	271	3,531
Guaranty Bancshares, Inc.[1]	93	3,418
Hersha Hospitality Trust REIT*,1	377	3,329
Summit Financial Group, Inc.[1]	133	3,325
Citizens, Inc.*,1	583	3,306
Provident Bancorp, Inc.[1]	179	3,242
Investors Title Co.[1]	15	3,240
Great Ajax Corp. REIT[1]	253	3,198
Howard Bancorp, Inc.*,1	154	3,182
South Plains Financial, Inc.[1]	124	3,100
Ocwen Financial Corp.*,1	95	3,029

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
Orrstown Financial Services, Inc.[1]	127	$ 2,972
Northrim BanCorp, Inc.[1]	71	2,879
Greenhill & Company, Inc.[1]	168	2,866
PCSB Financial Corp.[1]	157	2,857
Independence Holding Co.[1]	50	2,825
Red River Bancshares, Inc.[1]	53	2,798
FS Bancorp, Inc.[1]	83	2,694
Amalgamated Financial Corp.[1]	159	2,690
Braemar Hotels & Resorts, Inc. REIT*,1	616	2,686
First Bank/Hamilton NJ1	182	2,634
Macatawa Bank Corp.[1]	307	2,585
Luther Burbank Corp.[1]	182	2,510
BRT Apartments Corp. REIT[1]	133	2,503
Postal Realty Trust, Inc. — Class A REIT[1]	144	2,498
Maiden Holdings Ltd.*,1	812	2,436
Capital Bancorp, Inc.[1]	91	2,418
Altus Midstream Co. — Class A1	38	2,408
Fidelity D&D Bancorp, Inc.[1]	47	2,397
Donegal Group, Inc. — Class A1	173	2,353
Legacy Housing Corp.*,1	94	2,347
AFC Gamma, Inc. REIT[1]	104	2,250
Marlin Business Services Corp.[1]	95	2,180
Ashford Hospitality Trust, Inc. REIT*,1	199	2,119
Greenlight Capital Re Ltd. — Class A*,1	307	2,075
HBT Financial, Inc.[1]	112	2,016
Heritage Insurance Holdings, Inc.[1]	302	2,011
NI Holdings, Inc.*,1	100	1,854
Pzena Investment Management, Inc. — Class A1	197	1,848
Five Star Bancorp[1]	62	1,841
Republic First Bancorp, Inc.*,1	522	1,764
Trean Insurance Group, Inc.*,1	206	1,732
Pioneer Bancorp, Inc.*,1	136	1,697
Finance of America Companies, Inc. — Class A*,1	410	1,681
GAMCO Investors, Inc. — Class A1	61	1,493
Fathom Holdings, Inc.*,1	60	1,415
Angel Oak Mortgage, Inc. REIT[1]	85	1,386
Crawford & Co. — Class A1	190	1,385
Clipper Realty, Inc. REIT[1]	143	1,250
Retail Value, Inc. REIT[1]	204	1,240
Velocity Financial, Inc.*,1	100	1,208

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Financial – 6.1% (continued)
MetroMile, Inc.*,1	453	$ 1,151
United Insurance Holdings Corp.[1]	238	983
Associated Capital Group, Inc. — Class A1	20	790
Rafael Holdings, Inc. — Class B*,1	114	626
Waverley Capital Acquisition Corp. *,1,2	60	594
Home Point Capital, Inc.[1]	85	327
Total Financial		38,980,206
Consumer, Non-cyclical – 5.8%
United Rentals, Inc.*,1	1,737	588,391
Cintas Corp.[1]	1,386	585,155
Align Technology, Inc.*,1	921	563,219
Bio-Techne Corp.[1]	1,179	556,523
PayPal Holdings, Inc.*,1	2,778	513,624
Global Payments, Inc.[1]	3,926	467,351
Centene Corp.*	4,510	322,059
Pfizer, Inc.	5,909	317,491
Automatic Data Processing, Inc.	1,341	309,623
Anthem, Inc.	754	306,297
Thermo Fisher Scientific, Inc.	471	298,063
UnitedHealth Group, Inc.	667	296,295
Verisk Analytics, Inc. — Class A	1,310	294,580
Robert Half International, Inc.	2,624	291,710
Church & Dwight Company, Inc.	3,257	291,111
AbbVie, Inc.	2,525	291,082
Zoetis, Inc.	1,301	288,874
McKesson Corp.	1,329	288,074
CVS Health Corp.	3,215	286,328
IHS Markit Ltd.	2,230	285,039
General Mills, Inc.	4,610	284,760
Tyson Foods, Inc. — Class A	3,601	284,335
Constellation Brands, Inc. — Class A	1,259	283,690
J M Smucker Co.	2,225	281,396
Humana, Inc.	670	281,206
STERIS plc	1,284	280,592
Archer-Daniels-Midland Co.	4,498	279,821
Corteva, Inc.	6,204	279,180
Eli Lilly & Co.	1,125	279,045
PepsiCo, Inc.	1,733	276,899
Dexcom, Inc.*	490	275,669
Equifax, Inc.	987	275,028

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Moody’s Corp.	704	$ 275,011
Merck & Company, Inc.	3,668	274,770
Hershey Co.	1,539	273,157
S&P Global, Inc.	598	272,527
McCormick & Company, Inc.	3,149	270,247
Procter & Gamble Co.	1,869	270,220
Gartner, Inc.*	859	268,223
IQVIA Holdings, Inc.*	1,034	267,940
Vertex Pharmaceuticals, Inc.*	1,429	267,137
Estee Lauder Companies, Inc. — Class A	802	266,320
Brown-Forman Corp. — Class B	3,765	264,905
Quanta Services, Inc.	2,326	264,652
Mondelez International, Inc. — Class A	4,473	263,639
Hormel Foods Corp.	6,367	263,594
Regeneron Pharmaceuticals, Inc.*	414	263,523
Abbott Laboratories	2,091	262,985
Molson Coors Beverage Co. — Class B	5,912	262,729
Kellogg Co.	4,294	262,707
Danaher Corp.	816	262,458
Colgate-Palmolive Co.	3,497	262,345
PerkinElmer, Inc.	1,440	262,310
Kroger Co.	6,313	262,179
Gilead Sciences, Inc.	3,795	261,589
West Pharmaceutical Services, Inc.	587	259,841
Nielsen Holdings plc	13,544	259,503
Clorox Co.	1,588	258,606
Quest Diagnostics, Inc.	1,739	258,555
Incyte Corp.*	3,788	256,523
Intuitive Surgical, Inc.*	790	256,229
Kimberly-Clark Corp.	1,966	256,189
Laboratory Corporation of America Holdings*	895	255,370
Coca-Cola Co.	4,844	254,068
AmerisourceBergen Corp. — Class A	2,194	253,955
Cigna Corp.	1,316	252,540
Catalent, Inc.*	1,957	251,788
Campbell Soup Co.	6,243	251,780
Hologic, Inc.*	3,368	251,691
Johnson & Johnson	1,613	251,515
Amgen, Inc.	1,260	250,589
Henry Schein, Inc.*	3,510	249,421

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Kraft Heinz Co.	7,415	$ 249,218
Conagra Brands, Inc.	8,141	248,707
Baxter International, Inc.	3,329	248,243
Becton Dickinson and Co.	1,043	247,337
Bio-Rad Laboratories, Inc. — Class A*	328	247,050
Sysco Corp.	3,519	246,471
Avery Dennison Corp.	1,201	246,289
Viatris, Inc.	19,521	240,304
IDEXX Laboratories, Inc.*	395	240,188
Edwards Lifesciences Corp.*	2,228	239,087
HCA Healthcare, Inc.	1,049	236,644
Cardinal Health, Inc.	5,100	235,773
Monster Beverage Corp.*	2,808	235,254
ABIOMED, Inc.*	746	234,826
Stryker Corp.	984	232,844
Organon & Co.	7,951	232,408
ResMed, Inc.	911	232,168
Lamb Weston Holdings, Inc.	4,454	231,252
Boston Scientific Corp.*	6,059	230,666
Rollins, Inc.	6,916	230,164
Zimmer Biomet Holdings, Inc.	1,918	229,393
Bristol-Myers Squibb Co.	4,267	228,839
Altria Group, Inc.	5,324	227,015
Cooper Companies, Inc.	597	224,753
Charles River Laboratories International, Inc.*	611	223,547
Philip Morris International, Inc.	2,601	223,530
Medtronic plc	2,054	219,162
Universal Health Services, Inc. — Class B	1,827	216,920
MarketAxess Holdings, Inc.	614	216,552
Dentsply Sirona, Inc.	4,424	215,626
Teleflex, Inc.	723	215,035
Illumina, Inc.*	588	214,814
FleetCor Technologies, Inc.*	1,033	213,965
Biogen, Inc.*	898	211,695
Moderna, Inc.*	599	211,106
DaVita, Inc.*	2,189	206,861
Avis Budget Group, Inc.*,1	569	156,242
Intellia Therapeutics, Inc.*,1	805	92,583
Tenet Healthcare Corp.*,1	1,241	90,432
Omnicell, Inc.*,1	503	89,031

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Arrowhead Pharmaceuticals, Inc.*,1	1,184	$ 82,939
ASGN, Inc.*,1	607	73,860
Biohaven Pharmaceutical Holding Company Ltd.*,1	651	73,068
Performance Food Group Co.*,1	1,772	71,429
Shockwave Medical, Inc.*,1	394	71,015
Medpace Holdings, Inc.*,1	339	70,312
Inspire Medical Systems, Inc.*,1	314	70,107
Helen of Troy Ltd.*,1	282	67,821
Blueprint Medicines Corp.*,1	684	65,801
AMN Healthcare Services, Inc.*,1	551	62,820
Marathon Digital Holdings, Inc.*,1	1,116	56,994
Halozyme Therapeutics, Inc.*,1	1,647	54,153
API Group Corp.*,1	2,316	53,986
STAAR Surgical Co.*,1	555	52,830
Pacific Biosciences of California, Inc.*,1	2,272	52,733
Twist Bioscience Corp.*,1	552	52,716
HealthEquity, Inc.*,1	956	52,274
Fate Therapeutics, Inc.*,1	948	52,149
Bridgebio Pharma, Inc.*,1	1,257	50,908
Neogen Corp.*,1	1,258	50,484
LivaNova plc*,1	625	50,100
Herc Holdings, Inc.[1]	292	49,771
Insperity, Inc.[1]	425	49,190
Denali Therapeutics, Inc.*,1	1,063	49,174
TriNet Group, Inc.*,1	474	47,542
Ensign Group, Inc.[1]	614	46,867
Korn Ferry[1]	643	46,772
Beam Therapeutics, Inc.*,1	582	46,065
NeoGenomics, Inc.*,1	1,325	45,394
CONMED Corp.[1]	339	44,565
Sanderson Farms, Inc.[1]	237	44,504
Option Care Health, Inc.*,1	1,749	44,267
Alarm.com Holdings, Inc.*,1	553	44,124
Triton International Ltd.[1]	780	43,657
Celsius Holdings, Inc.*,1	630	43,098
Alkermes plc*,1	1,874	41,078
LHC Group, Inc.*,1	357	40,955
Invitae Corp.*,1	2,342	39,814
Arena Pharmaceuticals, Inc.*,1	715	38,960
Arvinas, Inc.*,1	510	38,561

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Merit Medical Systems, Inc.*,1	600	$ 37,716
Progyny, Inc.*,1	737	37,417
Insmed, Inc.*,1	1,344	36,987
Riot Blockchain, Inc.*,1	985	36,809
Simply Good Foods Co.*,1	995	36,785
iRhythm Technologies, Inc.*,1	345	36,432
Cytokinetics, Inc.*,1	926	36,429
LiveRamp Holdings, Inc.*,1	772	36,230
Kodiak Sciences, Inc.*,1	391	35,909
WD-40 Co.[1]	160	35,896
Sprouts Farmers Market, Inc.*,1	1,341	35,483
ABM Industries, Inc.[1]	787	35,415
Nevro Corp.*,1	404	35,180
Apellis Pharmaceuticals, Inc.*,1	835	35,137
PROG Holdings, Inc.*,1	775	34,968
Brink’s Co.[1]	569	34,800
Select Medical Holdings Corp.[1]	1,291	34,663
Zentalis Pharmaceuticals, Inc.*,1	419	34,379
Rent-A-Center, Inc.[1]	770	34,011
Intra-Cellular Therapies, Inc.*,1	826	33,436
Vir Biotechnology, Inc.*,1	702	33,289
AtriCure, Inc.*,1	523	33,158
Karuna Therapeutics, Inc.*,1	259	33,126
R1 RCM, Inc.*,1	1,388	33,062
Amicus Therapeutics, Inc.*,1	3,073	32,912
Inari Medical, Inc.*,1	397	32,768
Prestige Consumer Healthcare, Inc.*,1	585	32,731
Veracyte, Inc.*,1	788	32,686
Lancaster Colony Corp.[1]	222	32,456
Allakos, Inc.*,1	408	31,967
Patterson Companies, Inc.[1]	1,001	31,501
Coca-Cola Consolidated, Inc.[1]	55	31,381
Dicerna Pharmaceuticals, Inc.*,1	813	30,902
Integer Holdings Corp.*,1	384	30,620
Primo Water Corp.[1]	1,838	30,548
Haemonetics Corp.*,1	590	30,237
PTC Therapeutics, Inc.*,1	812	30,174
EVERTEC, Inc.[1]	708	29,729
Axonics, Inc.*,1	535	29,109
NuVasive, Inc.*,1	605	29,076

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Ligand Pharmaceuticals, Inc. — Class B*,1	176	$ 28,498
Medifast, Inc.[1]	136	27,981
Reata Pharmaceuticals, Inc. — Class A*,1	321	27,478
Edgewell Personal Care Co.[1]	635	26,962
ACADIA Pharmaceuticals, Inc.*,1	1,399	26,861
Pacira BioSciences, Inc.*,1	510	26,836
Beauty Health Co.*,1	1,019	26,453
Magellan Health, Inc.*,1	277	26,257
John Wiley & Sons, Inc. — Class A1	504	26,198
Editas Medicine, Inc.*,1	799	26,095
Vector Group Ltd.[1]	1,679	26,092
Hostess Brands, Inc.*,1	1,531	26,012
CareDx, Inc.*,1	591	25,496
Graham Holdings Co. — Class B1	45	25,493
Emergent BioSolutions, Inc.*,1	572	25,237
BioCryst Pharmaceuticals, Inc.*,1	2,077	25,049
Ortho Clinical Diagnostics Holdings plc*,1	1,293	24,748
Agios Pharmaceuticals, Inc.*,1	689	24,542
SpringWorks Therapeutics, Inc.*,1	341	24,501
Xencor, Inc.*,1	661	23,941
Cassava Sciences, Inc.*,1	447	23,910
Corcept Therapeutics, Inc.*,1	1,130	23,730
J & J Snack Foods Corp.[1]	172	23,492
Myriad Genetics, Inc.*,1	906	23,429
Arcus Biosciences, Inc.*,1	529	23,170
ChemoCentryx, Inc.*,1	631	22,893
TG Therapeutics, Inc.*,1	1,498	22,770
Glaukos Corp.*,1	525	22,591
B&G Foods, Inc.[1]	749	22,567
Fulgent Genetics, Inc.*,1	241	22,538
Green Dot Corp. — Class A*,1	625	22,438
TreeHouse Foods, Inc.*,1	608	22,314
Kymera Therapeutics, Inc.*,1	401	22,264
MEDNAX, Inc.*,1	890	21,858
NanoString Technologies, Inc.*,1	530	21,783
Covetrus, Inc.*,1	1,209	21,738
Monro, Inc.[1]	388	21,736
Avid Bioservices, Inc.*,1	706	21,575
CBIZ, Inc.*,1	585	21,078
Lantheus Holdings, Inc.*,1	787	21,076

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
ICF International, Inc.[1]	216	$ 20,896
Relay Therapeutics, Inc.*,1	701	20,623
Central Garden & Pet Co. — Class A*,1	473	20,504
Prothena Corporation plc*,1	408	20,461
Celldex Therapeutics, Inc.*,1	537	20,460
Turning Point Therapeutics, Inc.*,1	537	20,438
Dynavax Technologies Corp.*,1	1,260	20,349
Coursera, Inc.*,1	675	20,243
Vericel Corp.*,1	543	20,205
2U, Inc.*,1	838	19,936
ModivCare, Inc.*,1	145	19,869
Enanta Pharmaceuticals, Inc.*,1	225	19,863
Global Blood Therapeutics, Inc.*,1	699	19,754
Travere Therapeutics, Inc.*,1	681	19,443
CorVel Corp.*,1	103	19,364
Sorrento Therapeutics, Inc.*,1	3,246	19,346
REVOLUTION Medicines, Inc.*,1	694	19,196
Sana Biotechnology, Inc.*,1	1,009	19,181
Ironwood Pharmaceuticals, Inc. — Class A*,1	1,697	18,820
Inter Parfums, Inc.[1]	209	18,356
Heska Corp.*,1	114	18,349
OPKO Health, Inc.*,1	4,669	18,349
Textainer Group Holdings Ltd.[1]	560	18,295
Kforce, Inc.[1]	237	18,161
IVERIC bio, Inc.*,1	1,220	17,836
Protagonist Therapeutics, Inc.*,1	523	17,583
Inovio Pharmaceuticals, Inc.*,1	2,416	17,492
Community Health Systems, Inc.*,1	1,452	17,468
Atara Biotherapeutics, Inc.*,1	966	17,282
Supernus Pharmaceuticals, Inc.*,1	574	17,203
Adtalem Global Education, Inc.*,1	579	17,179
elf Beauty, Inc.*,1	563	16,958
Avanos Medical, Inc.*,1	562	16,956
Krystal Biotech, Inc.*,1	210	16,915
C4 Therapeutics, Inc.*,1	451	16,741
Deluxe Corp.[1]	492	16,649
Repay Holdings Corp.*,1	1,012	16,556
AdaptHealth Corp.*,1	837	16,430
Surgery Partners, Inc.*,1	370	16,413
Stride, Inc.*,1	471	16,075

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Silk Road Medical, Inc.*,1	396	$ 16,070
Senseonics Holdings, Inc.*,1	5,050	15,857
Addus HomeCare Corp.*,1	180	15,700
Cimpress plc*,1	197	15,333
Strategic Education, Inc.[1]	285	15,248
Accolade, Inc.*,1	588	15,094
Butterfly Network, Inc.*,1	2,134	15,045
Cal-Maine Foods, Inc.[1]	417	15,037
Endo International plc*,1	2,678	14,997
REGENXBIO, Inc.*,1	461	14,752
Allogene Therapeutics, Inc.*,1	795	14,700
Cerevel Therapeutics Holdings, Inc.*,1	468	14,597
USANA Health Sciences, Inc.*,1	146	14,559
Anavex Life Sciences Corp.*,1	750	14,550
Quanterix Corp.*,1	361	14,429
RadNet, Inc.*,1	531	14,316
ImmunoGen, Inc.*,1	2,311	14,259
National Beverage Corp.[1]	274	14,232
Alector, Inc.*,1	682	14,083
American Well Corp. — Class A*,1	2,140	13,910
Coherus Biosciences, Inc.*,1	749	13,909
Ocugen, Inc.*,1	2,158	13,682
Cerus Corp.*,1	1,965	13,539
MannKind Corp.*,1	2,885	13,358
Inhibrx, Inc.*,1	326	13,180
Universal Corp.[1]	283	13,179
Joint Corp.*,1	162	12,947
MGP Ingredients, Inc.[1]	166	12,945
Bionano Genomics, Inc.*,1	3,287	12,852
US Physical Therapy, Inc.[1]	149	12,811
Varex Imaging Corp.*,1	448	12,790
Brookdale Senior Living, Inc. — Class A*,1	2,163	12,675
Ingles Markets, Inc. — Class A1	164	12,592
FibroGen, Inc.*,1	1,006	12,585
Andersons, Inc.[1]	368	12,505
MacroGenics, Inc.*,1	702	12,355
Tivity Health, Inc.*,1	514	12,243
Weis Markets, Inc.[1]	192	12,086
Crinetics Pharmaceuticals, Inc.*,1	437	11,939
Huron Consulting Group, Inc.*,1	261	11,925

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Berkeley Lights, Inc.*,1	567	$ 11,833
Evo Payments, Inc. — Class A*,1	554	11,795
Rocket Pharmaceuticals, Inc.*,1	476	11,629
Adagio Therapeutics, Inc.*,1	247	11,619
Laureate Education, Inc. — Class A1	1,160	11,600
Morphic Holding, Inc.*,1	242	11,543
Sangamo Therapeutics, Inc.*,1	1,387	11,498
Chefs’ Warehouse, Inc.*,1	367	11,403
Atrion Corp.[1]	16	11,360
Vivint Smart Home, Inc.*,1	1,071	11,288
Axsome Therapeutics, Inc.*,1	325	11,226
Revance Therapeutics, Inc.*,1	820	11,218
AngioDynamics, Inc.*,1	432	11,124
Vaxart, Inc.*,1	1,396	11,112
Madrigal Pharmaceuticals, Inc.*,1	133	11,000
BioLife Solutions, Inc.*,1	285	10,876
Seer, Inc.*,1	486	10,843
Multiplan Corp.*,1	2,653	10,718
TrueBlue, Inc.*,1	409	10,642
Nurix Therapeutics, Inc.*,1	366	10,548
Intersect ENT, Inc.*,1	389	10,413
Vanda Pharmaceuticals, Inc.*,1	640	10,368
Kura Oncology, Inc.*,1	742	10,358
WW International, Inc.*,1	615	10,344
LeMaitre Vascular, Inc.[1]	221	10,341
Castle Biosciences, Inc.*,1	249	10,291
Heron Therapeutics, Inc.*,1	1,079	10,197
Keros Therapeutics, Inc.*,1	182	10,154
Viad Corp.*,1	237	10,027
BellRing Brands, Inc. — Class A*,1	465	10,007
SpartanNash Co.[1]	418	10,003
Carriage Services, Inc. — Class A1	192	9,934
Meridian Bioscience, Inc.*,1	498	9,915
Replimune Group, Inc.*,1	347	9,886
Pulmonx Corp.*,1	305	9,851
Avidity Biosciences, Inc.*,1	440	9,825
Arcturus Therapeutics Holdings, Inc.*,1	247	9,818
Heidrick & Struggles International, Inc.[1]	226	9,756
Fresh Del Monte Produce, Inc.[1]	392	9,706
Vaxcyte, Inc.*,1	472	9,619

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 51

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
GreenSky, Inc. — Class A*,1	839	$ 9,514
National Healthcare Corp.[1]	147	9,480
Triple-S Management Corp. — Class B*,1	266	9,448
Utz Brands, Inc.[1]	669	9,439
Affimed N.V.*,1	1,356	9,248
Cardiovascular Systems, Inc.*,1	459	9,180
Alphatec Holdings, Inc.*,1	826	9,169
MiMedx Group, Inc.*,1	1,298	9,099
First Advantage Corp.*,1	523	9,069
OrthoPediatrics Corp.*,1	162	9,025
Radius Health, Inc.*,1	547	9,004
ACCO Brands Corp.[1]	1,089	8,995
Natus Medical, Inc.*,1	394	8,904
Harmony Biosciences Holdings, Inc.*,1	261	8,897
Tattooed Chef, Inc.*,1	552	8,882
Generation Bio Co.*,1	512	8,791
Seres Therapeutics, Inc.*,1	813	8,748
RR Donnelley & Sons Co.*,1	828	8,744
Sutro Biopharma, Inc.*,1	507	8,660
Scholar Rock Holding Corp.*,1	323	8,576
John B Sanfilippo & Son, Inc.[1]	104	8,570
Innoviva, Inc.*,1	507	8,477
Amphastar Pharmaceuticals, Inc.*,1	432	8,450
Ideaya Biosciences, Inc.*,1	383	8,426
Aaron’s Company, Inc.[1]	379	8,414
Syndax Pharmaceuticals, Inc.*,1	525	8,384
Quanex Building Products Corp.[1]	391	8,356
iTeos Therapeutics, Inc.*,1	236	8,331
ViewRay, Inc.*,1	1,617	8,311
RAPT Therapeutics, Inc.*,1	249	8,130
Calavo Growers, Inc.[1]	200	8,108
Perdoceo Education Corp.*,1	822	8,097
Mind Medicine MindMed, Inc.*,1	4,066	8,051
Bluebird Bio, Inc.*,1	789	7,977
Catalyst Pharmaceuticals, Inc.*,1	1,135	7,945
Gossamer Bio, Inc.*,1	727	7,881
Inotiv, Inc.*,1	151	7,852
OraSure Technologies, Inc.*,1	836	7,800
Mission Produce, Inc.*,1	433	7,668
CRA International, Inc.[1]	83	7,642

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
CryoLife, Inc.*,1	444	$ 7,632
Aclaris Therapeutics, Inc.*,1	596	7,629
Agenus, Inc.*,1	2,414	7,604
Arlo Technologies, Inc.*,1	971	7,525
Forrester Research, Inc.*,1	132	7,450
Transcat, Inc.*,1	83	7,385
Zogenix, Inc.*,1	655	7,369
SP Plus Corp.*,1	270	7,320
SI-BONE, Inc.*,1	380	7,315
AnaptysBio, Inc.*,1	225	7,279
Collegium Pharmaceutical, Inc.*,1	411	7,225
Cutera, Inc.*,1	206	7,181
Nuvation Bio, Inc.*,1	780	6,997
Y-mAbs Therapeutics, Inc.*,1	408	6,969
Inogen, Inc.*,1	228	6,965
Surmodics, Inc.*,1	158	6,941
Kelly Services, Inc. — Class A1	411	6,929
2seventy bio, Inc.*,1	263	6,927
Cara Therapeutics, Inc.*,1	519	6,840
Oramed Pharmaceuticals, Inc.*,1	354	6,804
Orthofix Medical, Inc.*,1	221	6,765
TransMedics Group, Inc.*,1	303	6,678
Cass Information Systems, Inc.[1]	166	6,667
ALX Oncology Holdings, Inc.*,1	207	6,657
PMV Pharmaceuticals, Inc.*,1	306	6,655
Rubius Therapeutics, Inc.*,1	537	6,637
NGM Biopharmaceuticals, Inc.*,1	368	6,631
VBI Vaccines, Inc.*,1	2,176	6,615
Anika Therapeutics, Inc.*,1	169	6,613
National Research Corp. — Class A1	163	6,528
BrightView Holdings, Inc.*,1	479	6,514
Praxis Precision Medicines, Inc.*,1	379	6,485
Eagle Pharmaceuticals, Inc.*,1	136	6,484
Turning Point Brands, Inc.[1]	170	6,460
Franklin Covey Co.*,1	146	6,421
Akero Therapeutics, Inc.*,1	300	6,378
Resources Connection, Inc.[1]	369	6,339
Verve Therapeutics, Inc.*,1	185	6,305
Antares Pharma, Inc.*,1	1,950	6,298
Recursion Pharmaceuticals, Inc. — Class A*,1	329	6,290

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
PetIQ, Inc.*,1	314	$ 6,271
Gritstone bio, Inc.*,1	472	6,230
ImmunityBio, Inc.*,1	798	6,216
MoneyGram International, Inc.*,1	1,046	6,203
Chinook Therapeutics, Inc.*,1	387	6,196
Paya Holdings, Inc.*,1	961	6,189
MeiraGTx Holdings plc*,1	348	6,153
Barrett Business Services, Inc.[1]	87	6,141
Ocular Therapeutix, Inc.*,1	896	6,129
Atea Pharmaceuticals, Inc.*,1	755	6,108
Pennant Group, Inc.*,1	300	6,099
Allovir, Inc.*,1	345	6,024
Kinnate Biopharma, Inc.*,1	301	6,014
Annexon, Inc.*,1	364	5,930
G1 Therapeutics, Inc.*,1	458	5,908
Theravance Biopharma, Inc.*,1	701	5,888
Hackett Group, Inc.[1]	287	5,872
Vapotherm, Inc.*,1	266	5,852
Karyopharm Therapeutics, Inc.*,1	841	5,845
Agiliti, Inc.*,1	275	5,791
Forma Therapeutics Holdings, Inc.*,1	397	5,753
Tootsie Roll Industries, Inc.[1]	182	5,724
Personalis, Inc.*,1	421	5,705
DermTech, Inc.*,1	284	5,703
Ennis, Inc.[1]	298	5,668
Vectrus, Inc.*,1	135	5,648
Veru, Inc.*,1	753	5,648
Intercept Pharmaceuticals, Inc.*,1	328	5,645
4D Molecular Therapeutics, Inc.*,1	245	5,635
Mersana Therapeutics, Inc.*,1	836	5,635
Stoke Therapeutics, Inc.*,1	223	5,553
Kezar Life Sciences, Inc.*,1	400	5,544
Central Garden & Pet Co.*,1	115	5,541
Akebia Therapeutics, Inc.*,1	2,038	5,523
Cullinan Oncology, Inc.*,1	302	5,436
Verastem, Inc.*,1	2,014	5,377
Chimerix, Inc.*,1	853	5,365
Kronos Bio, Inc.*,1	454	5,362
Arcutis Biotherapeutics, Inc.*,1	323	5,352
Rigel Pharmaceuticals, Inc.*,1	1,996	5,329

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Precision BioSciences, Inc.*,1	579	$ 5,246
Geron Corp.*,1	3,523	5,214
Willdan Group, Inc.*,1	130	5,201
Accuray, Inc.*,1	1,081	5,200
ORIC Pharmaceuticals, Inc.*,1	369	5,107
Athira Pharma, Inc.*,1	377	5,082
Omeros Corp.*,1	705	5,076
CytomX Therapeutics, Inc.*,1	758	5,010
Aerie Pharmaceuticals, Inc.*,1	495	4,999
Dyne Therapeutics, Inc.*,1	351	4,988
SeaSpine Holdings Corp.*,1	371	4,983
Applied Molecular Transport, Inc.*,1	292	4,964
Apria, Inc.*,1	176	4,951
Curis, Inc.*,1	1,012	4,939
Apyx Medical Corp.*,1	364	4,888
Amneal Pharmaceuticals, Inc.*,1	1,165	4,870
Altimmune, Inc.*,1	463	4,857
Vital Farms, Inc.*,1	287	4,853
Marinus Pharmaceuticals, Inc.*,1	432	4,800
Albireo Pharma, Inc.*,1	197	4,726
22nd Century Group, Inc.*,1	1,881	4,721
IGM Biosciences, Inc.*,1	94	4,692
ANI Pharmaceuticals, Inc.*,1	114	4,690
Phibro Animal Health Corp. — Class A1	239	4,682
SIGA Technologies, Inc.*,1	571	4,659
Whole Earth Brands, Inc.*,1	437	4,615
Rhythm Pharmaceuticals, Inc.*,1	515	4,609
Bioxcel Therapeutics, Inc.*,1	201	4,609
Instil Bio, Inc.*,1	208	4,572
BioAtla, Inc.*,1	181	4,570
Duckhorn Portfolio, Inc.*,1	236	4,534
Fulcrum Therapeutics, Inc.*,1	311	4,510
Organogenesis Holdings, Inc.*,1	446	4,487
Provention Bio, Inc.*,1	648	4,471
Tejon Ranch Co.*,1	244	4,465
Utah Medical Products, Inc.[1]	40	4,462
Cue Biopharma, Inc.*,1	359	4,401
VistaGen Therapeutics, Inc.*,1	2,267	4,375
Tactile Systems Technology, Inc.*,1	224	4,368
Precigen, Inc.*,1	1,108	4,366

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Aldeyra Therapeutics, Inc.*,1	567	$ 4,349
CEL-SCI Corp.*,1	420	4,313
LifeStance Health Group, Inc.*,1	542	4,303
MEI Pharma, Inc.*,1	1,267	4,270
Axogen, Inc.*,1	446	4,268
Phathom Pharmaceuticals, Inc.*,1	237	4,252
Viking Therapeutics, Inc.*,1	799	4,243
Bioventus, Inc. — Class A*,1	338	4,201
Clovis Oncology, Inc.*,1	1,318	4,165
Caribou Biosciences, Inc.*,1	224	4,164
AppHarvest, Inc.*,1	815	4,083
Custom Truck One Source, Inc.*,1	540	4,061
Spero Therapeutics, Inc.*,1	283	4,033
Pliant Therapeutics, Inc.*,1	281	3,985
Deciphera Pharmaceuticals, Inc.*,1	460	3,970
Kiniksa Pharmaceuticals Ltd. — Class A*,1	341	3,962
Prometheus Biosciences, Inc.*,1	132	3,920
Avita Medical, Inc.*,1	284	3,908
EyePoint Pharmaceuticals, Inc.*,1	247	3,903
Cytek Biosciences, Inc.*,1	188	3,792
Aligos Therapeutics, Inc.*,1	247	3,784
Krispy Kreme, Inc.[1]	257	3,739
Asensus Surgical, Inc.*,1	2,734	3,664
Lexicon Pharmaceuticals, Inc.*,1	793	3,632
Immunovant, Inc.*,1	468	3,604
InfuSystem Holdings, Inc.*,1	212	3,509
SQZ Biotechnologies Co.*,1	266	3,501
ShotSpotter, Inc.*,1	99	3,477
Cogent Biosciences, Inc.*,1	434	3,437
Epizyme, Inc.*,1	1,049	3,430
Erasca, Inc.*,1	242	3,429
Stereotaxis, Inc.*,1	580	3,405
ZIOPHARM Oncology, Inc.*,1	2,449	3,404
Taysha Gene Therapies, Inc.*,1	260	3,375
KalVista Pharmaceuticals, Inc.*,1	232	3,364
Beyondspring, Inc.*,1	262	3,346
iRadimed Corp.*,1	74	3,330
Lineage Cell Therapeutics, Inc.*,1	1,465	3,311
Pulse Biosciences, Inc.*,1	163	3,309
Icosavax, Inc.*,1	156	3,301

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Relmada Therapeutics, Inc.*,1	183	$ 3,268
Alta Equipment Group, Inc.*,1	221	3,229
Humanigen, Inc.*,1	531	3,218
European Wax Center, Inc. — Class A*,1	119	3,209
Tenaya Therapeutics, Inc.*,1	163	3,203
Selecta Biosciences, Inc.*,1	1,061	3,183
Seneca Foods Corp. — Class A*,1	74	3,160
Passage Bio, Inc.*,1	433	3,157
Atossa Therapeutics, Inc.*,1	1,367	3,103
PAVmed, Inc.*,1	840	3,083
Harvard Bioscience, Inc.*,1	459	3,071
ClearPoint Neuro, Inc.*,1	223	3,062
Evelo Biosciences, Inc.*,1	355	3,060
Cortexyme, Inc.*,1	233	3,031
BioDelivery Sciences International, Inc.*,1	1,088	3,025
HF Foods Group, Inc.*,1	423	3,020
Spectrum Pharmaceuticals, Inc.*,1	1,905	3,010
Arbutus Biopharma Corp.*,1	939	3,005
Vera Therapeutics, Inc.*,1	83	2,971
Aveanna Healthcare Holdings, Inc.*,1	461	2,969
Jounce Therapeutics, Inc.*,1	385	2,953
Aeglea BioTherapeutics, Inc.*,1	472	2,945
Zynex, Inc.*,1	227	2,906
Acacia Research Corp.*,1	573	2,808
Soliton, Inc.*,1	136	2,792
UroGen Pharma Ltd.*,1	228	2,757
Janux Therapeutics, Inc.*,1	155	2,756
Design Therapeutics, Inc.*,1	163	2,729
9 Meters Biopharma, Inc.*,1	2,610	2,714
Sientra, Inc.*,1	671	2,697
Cymabay Therapeutics, Inc.*,1	810	2,681
Esperion Therapeutics, Inc.*,1	307	2,680
Limoneira Co.[1]	183	2,676
Nuvalent, Inc. — Class A*,1	125	2,666
Syros Pharmaceuticals, Inc.*,1	673	2,665
Foghorn Therapeutics, Inc.*,1	229	2,650
Shattuck Labs, Inc.*,1	311	2,637
Century Therapeutics, Inc.*,1	138	2,637
Lyell Immunopharma, Inc.*,1	276	2,636
Tarsus Pharmaceuticals, Inc.*,1	99	2,633

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Nkarta, Inc.*,1	165	$ 2,622
Monte Rosa Therapeutics, Inc.*,1	135	2,618
Durect Corp.*,1	2,643	2,616
KemPharm, Inc.*,1	334	2,615
Adicet Bio, Inc.*,1	244	2,596
Edgewise Therapeutics, Inc.*,1	149	2,596
Ampio Pharmaceuticals, Inc.*,1	2,277	2,573
Olema Pharmaceuticals, Inc.*,1	294	2,572
ChromaDex Corp.*,1	548	2,570
Vor BioPharma, Inc.*,1	222	2,562
Imago Biosciences, Inc.*,1	114	2,550
Athersys, Inc.*,1	2,393	2,537
Cardiff Oncology, Inc.*,1	445	2,501
Honest Company, Inc.*,1	290	2,477
Bolt Biotherapeutics, Inc.*,1	267	2,475
Homology Medicines, Inc.*,1	490	2,475
Sesen Bio, Inc.*,1	2,311	2,427
Fortress Biotech, Inc.*,1	837	2,385
Applied Therapeutics, Inc.*,1	207	2,376
Codiak Biosciences, Inc.*,1	186	2,372
CytoSorbents Corp.*,1	482	2,371
Day One Biopharmaceuticals, Inc.*,1	129	2,370
Nature’s Sunshine Products, Inc.[1]	139	2,363
Surface Oncology, Inc.*,1	407	2,348
Paratek Pharmaceuticals, Inc.*,1	556	2,346
Poseida Therapeutics, Inc.*,1	336	2,335
Eiger BioPharmaceuticals, Inc.*,1	374	2,300
Treace Medical Concepts, Inc.*,1	132	2,285
TherapeuticsMD, Inc.*,1	4,556	2,255
XBiotech, Inc.[1]	178	2,246
Citius Pharmaceuticals, Inc.*,1	1,327	2,243
Infinity Pharmaceuticals, Inc.*,1	1,023	2,220
CorMedix, Inc.*,1	443	2,206
Neoleukin Therapeutics, Inc.*,1	411	2,203
Immuneering Corp. — Class A*,1	97	2,195
Akouos, Inc.*,1	280	2,153
Evolus, Inc.*,1	381	2,111
Village Super Market, Inc. — Class A1	99	2,105
Viemed Healthcare, Inc.*,1	414	2,091
Brooklyn ImmunoTherapeutics, Inc.*,1	347	2,065

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Nathan’s Famous, Inc.[1]	33	$ 2,031
Seelos Therapeutics, Inc.*,1	1,148	1,986
Tonix Pharmaceuticals Holding Corp.*,1	4,213	1,977
Magenta Therapeutics, Inc.*,1	350	1,970
Viracta Therapeutics, Inc.*,1	424	1,955
Quotient Ltd.*,1	917	1,944
Accelerate Diagnostics, Inc.*,1	385	1,925
Frequency Therapeutics, Inc.*,1	374	1,907
iBio, Inc.*,1	2,525	1,881
Immunic, Inc.*,1	219	1,868
TCR2 Therapeutics, Inc.*,1	356	1,833
MaxCyte, Inc.*,1	183	1,826
Alpha Teknova, Inc.*,1	81	1,811
Prelude Therapeutics, Inc.*,1	126	1,801
Athenex, Inc.*,1	1,010	1,788
Adverum Biotechnologies, Inc.*,1	1,015	1,766
Aspira Women’s Health, Inc.*,1	849	1,766
Retractable Technologies, Inc.*,1	203	1,758
WaVe Life Sciences Ltd.*,1	446	1,739
Molecular Templates, Inc.*,1	432	1,732
Ikena Oncology, Inc.*,1	121	1,731
Graphite Bio, Inc.*,1	190	1,714
Absci Corp.*,1	162	1,709
Celcuity, Inc.*,1	113	1,706
Innovage Holding Corp.*,1	214	1,706
Avrobio, Inc.*,1	443	1,701
Silverback Therapeutics, Inc.*,1	240	1,687
Sensei Biotherapeutics, Inc.*,1	244	1,679
Mustang Bio, Inc.*,1	813	1,642
Cyteir Therapeutics, Inc.*,1	98	1,628
NexImmune, Inc.*,1	206	1,627
Aerovate Therapeutics, Inc.*,1	118	1,618
AquaBounty Technologies, Inc.*,1	613	1,606
Black Diamond Therapeutics, Inc.*,1	266	1,596
Vincerx Pharma, Inc.*,1	152	1,594
Verrica Pharmaceuticals, Inc.*,1	153	1,584
Oncocyte Corp.*,1	703	1,582
Singular Genomics Systems, Inc.*,1	138	1,576
Outlook Therapeutics, Inc.*,1	1,041	1,572
Summit Therapeutics, Inc.*,1	308	1,565

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
Omega Therapeutics, Inc.*,1	86	$ 1,556
Oncternal Therapeutics, Inc.*,1	517	1,525
89bio, Inc.*,1	114	1,506
Greenwich Lifesciences, Inc.*,1	47	1,477
Alpine Immune Sciences, Inc.*,1	136	1,473
Finch Therapeutics Group, Inc.*,1	88	1,463
SOC Telemed, Inc.*,1	710	1,441
XOMA Corp.*,1	70	1,436
Natural Grocers by Vitamin Cottage, Inc.[1]	108	1,389
Talaris Therapeutics, Inc.*,1	107	1,387
Oyster Point Pharma, Inc.*,1	130	1,356
HireQuest, Inc.[1]	59	1,345
Harpoon Therapeutics, Inc.*,1	219	1,345
Inozyme Pharma, Inc.*,1	168	1,334
Oncorus, Inc.*,1	239	1,324
Clene, Inc.*,1	229	1,303
Trevena, Inc.*,1	1,911	1,299
Werewolf Therapeutics, Inc.*,1	88	1,275
Exagen, Inc.*,1	121	1,244
Avalo Therapeutics, Inc.*,1	619	1,238
Solid Biosciences, Inc.*,1	697	1,220
Biomea Fusion, Inc.*,1	101	1,219
Terns Pharmaceuticals, Inc.*,1	160	1,208
Eargo, Inc.*,1	231	1,197
Eliem Therapeutics, Inc.*,1	82	1,180
Ardelyx, Inc.*,1	1,033	1,178
Puma Biotechnology, Inc.*,1	377	1,169
Akoya Biosciences, Inc.*,1	90	1,168
Neuronetics, Inc.*,1	298	1,153
Rapid Micro Biosystems, Inc. — Class A*,1	93	1,146
Rain Therapeutics, Inc.*,1	88	1,139
Emerald Holding, Inc.*,1	280	1,106
CVRx, Inc.*,1	95	1,100
Atreca, Inc. — Class A*,1	303	1,088
Rallybio Corp.*,1	84	1,081
Invacare Corp.*,1	393	1,077
Kala Pharmaceuticals, Inc.*,1	565	1,073
RxSight, Inc.*,1	97	1,052
Biodesix, Inc.*,1	144	982
Laird Superfood, Inc.*,1	73	973

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Non-cyclical – 5.8% (continued)
StoneMor, Inc.*,1	376	$ 925
Zevia PBC — Class A*,1	120	918
Angion Biomedica Corp.*,1	254	914
Acumen Pharmaceuticals, Inc.*,1	112	885
Portage Biotech, Inc.*,1	58	854
GT Biopharma, Inc.*,1	207	842
NeuroPace, Inc.*,1	83	830
Kaleido Biosciences, Inc.*,1	226	811
Talis Biomedical Corp.*,1	169	791
Priority Technology Holdings, Inc.*,1	117	756
Acutus Medical, Inc.*,1	223	736
Hookipa Pharma, Inc.*,1	224	724
Gemini Therapeutics, Inc.*,1	256	707
Sigilon Therapeutics, Inc.*,1	178	669
Ontrak, Inc.*,1	105	637
Codex DNA, Inc.*,1	91	622
Mirum Pharmaceuticals, Inc.*,1	42	598
Sera Prognostics, Inc. — Class A*,1	55	583
Impel Neuropharma, Inc.*,1	63	582
Reneo Pharmaceuticals, Inc.*,1	74	509
Landos Biopharma, Inc.*,1	55	398
Forte Biosciences, Inc.*,1	132	351
Spruce Biosciences, Inc.*,1	101	261
Greenlane Holdings, Inc. — Class A*,1	191	229
Total Consumer, Non-cyclical		37,678,021
Technology – 4.9%
Teradyne, Inc.[1]	5,728	875,639
Lam Research Corp.[1]	1,233	838,255
NVIDIA Corp.[1]	2,496	815,593
Advanced Micro Devices, Inc.*,1	4,918	778,864
Applied Materials, Inc.[1]	5,281	777,310
KLA Corp.[1]	1,887	770,141
Microchip Technology, Inc.[1]	9,221	769,308
QUALCOMM, Inc.[1]	4,255	768,283
Micron Technology, Inc.[1]	9,122	766,248
NXP Semiconductor N.V.[1]	3,362	750,936
Monolithic Power Systems, Inc.[1]	1,332	737,209
Western Digital Corp.*,1	11,538	667,358
Apple, Inc.[1]	3,972	656,572
Intuit, Inc.[1]	997	650,343

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Technology – 4.9% (continued)
Broadcom, Inc.[1]	1,174	$ 650,020
ANSYS, Inc.*,1	1,629	637,721
Synopsys, Inc.*,1	1,865	635,965
Texas Instruments, Inc.[1]	3,280	630,974
Qorvo, Inc.*,1	4,309	630,105
Cadence Design Systems, Inc.*,1	3,534	627,144
Analog Devices, Inc.[1]	3,441	620,240
Skyworks Solutions, Inc.[1]	4,047	613,768
Fortinet, Inc.*,1	1,816	603,112
PTC, Inc.*,1	5,431	595,129
Zebra Technologies Corp. — Class A*,1	1,004	591,135
IPG Photonics Corp.*,1	3,511	576,471
Paycom Software, Inc.*,1	1,310	573,099
DXC Technology Co.*,1	17,440	523,026
Autodesk, Inc.*,1	2,041	518,802
Xilinx, Inc.	1,737	396,818
HP, Inc.	9,621	339,429
Seagate Technology Holdings plc	3,210	329,571
Microsoft Corp.	911	301,167
salesforce.com, Inc.*	1,047	298,353
Tyler Technologies, Inc.*	571	296,338
Paychex, Inc.	2,442	291,086
Take-Two Interactive Software, Inc.*	1,750	290,290
Accenture plc — Class A	788	281,631
Cognizant Technology Solutions Corp. — Class A	3,533	275,503
Adobe, Inc.*	409	273,969
Oracle Corp.	3,004	272,583
Akamai Technologies, Inc.*	2,407	271,269
Hewlett Packard Enterprise Co.	18,826	270,153
ServiceNow, Inc.*	416	269,443
Ceridian HCM Holding, Inc.*	2,452	268,249
Broadridge Financial Solutions, Inc.	1,585	267,183
Roper Technologies, Inc.	568	263,637
MSCI, Inc. — Class A	414	260,592
NetApp, Inc.	2,918	259,352
Cerner Corp.	3,618	254,888
Intel Corp.	5,004	246,197
Leidos Holdings, Inc.	2,770	243,511
Jack Henry & Associates, Inc.	1,594	241,698
International Business Machines Corp.	2,052	240,289

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Technology – 4.9% (continued)
Fiserv, Inc.*	2,434	$ 234,930
Electronic Arts, Inc.	1,856	230,552
Fidelity National Information Services, Inc.	2,176	227,392
Citrix Systems, Inc.	2,504	201,397
Activision Blizzard, Inc.	3,383	198,244
Lattice Semiconductor Corp.*,1	1,586	120,425
Synaptics, Inc.*,1	412	116,283
Silicon Laboratories, Inc.*,1	519	101,864
Asana, Inc. — Class A*,1	864	89,813
Rapid7, Inc.*,1	649	80,515
Ambarella, Inc.*,1	408	73,244
KBR, Inc.[1]	1,653	72,732
Power Integrations, Inc.[1]	706	70,621
Workiva, Inc.*,1	500	69,735
Blackline, Inc.*,1	627	69,001
MicroStrategy, Inc. — Class A*,1	92	66,372
Semtech Corp.*,1	756	64,767
Varonis Systems, Inc.*,1	1,238	64,141
SPS Commerce, Inc.*,1	422	59,498
Sprout Social, Inc. — Class A*,1	523	58,409
DigitalOcean Holdings, Inc.*,1	579	58,369
Ziff Davis, Inc.*,1	508	57,846
Digital Turbine, Inc.*,1	1,061	56,297
Sailpoint Technologies Holdings, Inc.*,1	1,069	56,219
MaxLinear, Inc. — Class A*,1	829	55,817
Diodes, Inc.*,1	509	54,132
Maximus, Inc.[1]	717	54,098
Onto Innovation, Inc.*,1	569	53,577
Tenable Holdings, Inc.*,1	1,060	52,364
Qualys, Inc.*,1	398	51,855
SiTime Corp.*,1	173	51,637
ExlService Holdings, Inc.*,1	384	49,870
Envestnet, Inc.*,1	635	48,685
CMC Materials, Inc.[1]	341	45,285
Blackbaud, Inc.*,1	566	42,710
Kulicke & Soffa Industries, Inc.[1]	716	41,285
Apollo Medical Holdings, Inc.*,1	440	41,215
MACOM Technology Solutions Holdings, Inc.*,1	569	40,917
Altair Engineering, Inc. — Class A*,1	540	40,203
ACI Worldwide, Inc.*,1	1,379	40,184

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Technology – 4.9% (continued)
Insight Enterprises, Inc.*,1	403	$ 39,744
Box, Inc. — Class A*,1	1,666	39,001
FormFactor, Inc.*,1	909	38,105
Verint Systems, Inc.*,1	753	35,835
Appian Corp.*,1	460	34,201
Rambus, Inc.*,1	1,268	34,109
CommVault Systems, Inc.*,1	536	33,704
PagerDuty, Inc.*,1	943	33,429
Cerence, Inc.*,1	442	33,230
Phreesia, Inc.*,1	571	32,935
3D Systems Corp.*,1	1,419	32,325
Momentive Global, Inc.*,1	1,517	30,992
LivePerson, Inc.*,1	758	29,304
Ultra Clean Holdings, Inc.*,1	519	28,446
8x8, Inc.*,1	1,297	27,950
Appfolio, Inc. — Class A*,1	219	26,387
Zuora, Inc. — Class A*,1	1,303	25,812
Amkor Technology, Inc.[1]	1,193	25,721
BigCommerce Holdings, Inc.*,1	565	25,578
Health Catalyst, Inc.*,1	586	25,427
Outset Medical, Inc.*,1	535	25,359
Cardlytics, Inc.*,1	374	25,275
Progress Software Corp.[1]	514	24,903
NetScout Systems, Inc.*,1	820	24,518
Allscripts Healthcare Solutions, Inc.*,1	1,448	24,080
Axcelis Technologies, Inc.*,1	389	24,048
Evolent Health, Inc. — Class A*,1	906	23,556
Vocera Communications, Inc.*,1	403	23,511
Domo, Inc. — Class B*,1	322	23,297
Bottomline Technologies DE, Inc.*,1	517	23,182
Verra Mobility Corp.*,1	1,567	22,549
Xperi Holding Corp.[1]	1,227	21,988
ManTech International Corp. — Class A1	320	21,744
1Life Healthcare, Inc.*,1	1,362	21,697
Super Micro Computer, Inc.*,1	504	20,866
Schrodinger Incorporated/United States*,1	530	20,765
CSG Systems International, Inc.[1]	380	20,030
JFrog Ltd.*,1	618	19,751
Bandwidth, Inc. — Class A*,1	270	19,348
Grid Dynamics Holdings, Inc.*,1	492	19,301

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Technology – 4.9% (continued)
Porch Group, Inc.*,1	901	$ 18,957
Avaya Holdings Corp.*,1	964	18,769
Cohu, Inc.*,1	560	18,463
TTEC Holdings, Inc.[1]	216	18,228
PROS Holdings, Inc.*,1	467	16,961
Impinj, Inc.*,1	218	16,344
Donnelley Financial Solutions, Inc.*,1	344	16,072
Veeco Instruments, Inc.*,1	582	15,470
PAR Technology Corp.*,1	285	14,925
Desktop Metal, Inc. — Class A*,1	2,188	14,266
Sumo Logic, Inc.*,1	1,002	14,168
Pitney Bowes, Inc.[1]	2,055	14,036
Unisys Corp.*,1	767	13,929
Avid Technology, Inc.*,1	422	13,529
CTS Corp.[1]	373	12,995
Sapiens International Corporation N.V.[1]	361	12,805
Yext, Inc.*,1	1,298	12,539
Alpha & Omega Semiconductor Ltd.*,1	247	12,133
SMART Global Holdings, Inc.*,1	205	11,689
Model N, Inc.*,1	415	11,661
CEVA, Inc.*,1	263	11,598
Consensus Cloud Solutions, Inc.*,1	169	10,586
PDF Solutions, Inc.*,1	347	10,386
Parsons Corp.*,1	308	10,222
NextGen Healthcare, Inc.*,1	656	10,168
PowerSchool Holdings, Inc. — Class A*,1	503	10,085
Agilysys, Inc.*,1	231	10,060
Conduent, Inc.*,1	1,958	9,868
Ebix, Inc.[1]	310	9,474
Photronics, Inc.*,1	704	9,300
Rackspace Technology, Inc.*,1	637	9,084
Mitek Systems, Inc.*,1	501	8,582
Veritone, Inc.*,1	332	8,512
Digi International, Inc.*,1	395	8,504
Simulations Plus, Inc.[1]	179	8,408
American Software, Inc. — Class A1	367	8,368
PAE, Inc.*,1	811	8,045
Vuzix Corp.*,1	686	7,388
Telos Corp.*,1	467	7,355
Corsair Gaming, Inc.*,1	320	7,168

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Technology – 4.9% (continued)
OneSpan, Inc.*,1	412	$ 7,041
Diebold Nixdorf, Inc.*,1	841	6,820
Upland Software, Inc.*,1	338	6,618
Digimarc Corp.*,1	149	6,392
Inseego Corp.*,1	974	6,292
Cantaloupe, Inc.*,1	681	6,143
DSP Group, Inc.*,1	264	5,805
Atomera, Inc.*,1	237	5,709
BTRS Holdings, Inc.*,1	756	5,640
CS Disco, Inc.*,1	151	5,542
Privia Health Group, Inc.*,1	235	5,428
Daily Journal Corp.*,1	14	5,100
Alignment Healthcare, Inc.*,1	308	4,993
ON24, Inc.*,1	314	4,974
Computer Programs & Systems, Inc.*,1	165	4,863
Brightcove, Inc.*,1	475	4,574
Integral Ad Science Holding Corp.*,1	198	4,443
Genius Brands International, Inc.*,1	3,298	4,090
AXT, Inc.*,1	467	3,839
Intelligent Systems Corp.*,1	85	3,448
MeridianLink, Inc.*,1	148	3,263
Intapp, Inc.*,1	118	3,232
EverCommerce, Inc.*,1	194	3,158
EMCORE Corp.*,1	427	3,147
Instructure Holdings, Inc.*,1	140	3,118
Tabula Rasa HealthCare, Inc.*,1	263	2,990
Smith Micro Software, Inc.*,1	538	2,948
Benefitfocus, Inc.*,1	292	2,938
eGain Corp.*,1	239	2,509
DarioHealth Corp.*,1	158	2,470
Alkami Technology, Inc.*,1	84	2,410
PlayAGS, Inc.*,1	321	2,311
Ouster, Inc.*,1	339	2,305
Castlight Health, Inc. — Class B*,1	1,421	2,174
SecureWorks Corp. — Class A*,1	117	2,078
Forian, Inc.*,1	220	1,888
iCAD, Inc.*,1	256	1,887
SkyWater Technology, Inc.*,1	94	1,759
Outbrain, Inc.*,1	94	1,418
Viant Technology, Inc. — Class A*,1	135	1,323

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Technology – 4.9% (continued)
GreenBox POS*,1	214	$ 1,115
Convey Health Solutions Holdings, Inc.*,1	157	1,024
Kaltura, Inc.*,1	203	962
IBEX Holdings Ltd.*,1	66	873
StarTek, Inc.*,1	197	792
NantHealth, Inc.*,1	314	352
Total Technology		31,639,770
Consumer, Cyclical – 4.5%
Tesla, Inc.*,1	756	865,439
Bath & Body Works, Inc.[1]	8,943	671,888
Caesars Entertainment, Inc.*,1	7,271	654,899
Penn National Gaming, Inc.*,1	12,505	640,631
Live Nation Entertainment, Inc.*,1	5,891	628,275
PVH Corp.[1]	5,772	616,334
Aptiv plc*,1	3,828	613,820
Marriott International, Inc. — Class A*,1	3,953	583,305
MGM Resorts International[1]	14,409	570,308
Ross Stores, Inc.[1]	5,131	559,741
Mohawk Industries, Inc.*,1	3,281	550,782
United Airlines Holdings, Inc.*,1	12,645	534,378
Wynn Resorts Ltd.*,1	6,369	515,953
Carnival Corp.*,1	28,628	504,425
Alaska Air Group, Inc.*,1	10,303	500,417
Royal Caribbean Cruises Ltd.*,1	7,112	496,560
Gap, Inc.[1]	29,039	480,015
Ford Motor Co.	21,246	407,711
Dollar Tree, Inc.*	2,986	399,616
Home Depot, Inc.	812	325,295
Lowe’s Companies, Inc.	1,318	322,370
AutoZone, Inc.*	174	316,170
General Motors Co.*	5,443	314,986
WW Grainger, Inc.	649	312,435
Costco Wholesale Corp.	579	312,301
Pool Corp.	546	302,549
Fastenal Co.	5,028	297,507
Advance Auto Parts, Inc.	1,347	297,310
LKQ Corp.	5,315	297,108
Tractor Supply Co.	1,315	296,309
DR Horton, Inc.	3,007	293,784
Genuine Parts Co.	2,276	290,736

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
O’Reilly Automotive, Inc.*	455	$ 290,363
Hilton Worldwide Holdings, Inc.*	2,115	285,673
Lennar Corp. — Class A	2,701	283,740
CarMax, Inc.*	2,002	282,783
PulteGroup, Inc.	5,621	281,219
NIKE, Inc. — Class B	1,647	278,738
Ralph Lauren Corp. — Class A	2,392	277,568
Domino’s Pizza, Inc.	527	276,222
Ulta Beauty, Inc.*	719	276,060
McDonald’s Corp.	1,126	275,420
Dollar General Corp.	1,235	273,305
Copart, Inc.*	1,881	273,046
VF Corp.	3,797	272,359
BorgWarner, Inc.	6,285	272,015
Whirlpool Corp.	1,249	271,957
NVR, Inc.*	52	271,718
TJX Companies, Inc.	3,912	271,493
PACCAR, Inc.	3,222	268,779
Target Corp.	1,102	268,712
Tapestry, Inc.	6,657	267,079
Hasbro, Inc.	2,748	266,309
Walmart, Inc.	1,846	259,603
Best Buy Company, Inc.	2,419	258,494
Yum! Brands, Inc.	2,074	254,770
American Airlines Group, Inc.*	14,216	251,481
Darden Restaurants, Inc.	1,812	249,965
Southwest Airlines Co.*	5,624	249,706
Delta Air Lines, Inc.*	6,844	247,753
Starbucks Corp.	2,257	247,457
Walgreens Boots Alliance, Inc.	5,448	244,070
Cummins, Inc.	1,155	242,261
Chipotle Mexican Grill, Inc. — Class A*	142	233,364
Leggett & Platt, Inc.	5,771	233,091
Hanesbrands, Inc.	14,391	232,415
Newell Brands, Inc.	10,823	232,370
Las Vegas Sands Corp.*	6,439	229,357
AMC Entertainment Holdings, Inc. — Class A*,1	6,032	204,726
Under Armour, Inc. — Class A*	6,222	146,777
Under Armour, Inc. — Class C*	6,481	130,074
Crocs, Inc.*,1	722	118,422

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
BJ’s Wholesale Club Holdings, Inc.*,1	1,602	$ 105,972
Macy’s, Inc.[1]	3,671	104,624
Fox Factory Holding Corp.*,1	494	86,830
Scientific Games Corp. — Class A*,1	1,124	71,846
Texas Roadhouse, Inc. — Class A1	818	67,845
Goodyear Tire & Rubber Co.*,1	3,230	64,955
WESCO International, Inc.*,1	520	64,548
Signet Jewelers Ltd.[1]	609	59,158
Avient Corp.[1]	1,064	58,531
Wingstop, Inc.[1]	349	56,049
Meritage Homes Corp.*,1	438	49,433
Murphy USA, Inc.[1]	283	49,052
Skyline Champion Corp.*,1	614	48,045
Hilton Grand Vacations, Inc.*,1	1,000	47,500
Papa John’s International, Inc.[1]	387	47,183
Adient plc*,1	1,107	46,992
American Eagle Outfitters, Inc.[1]	1,779	46,058
National Vision Holdings, Inc.*,1	954	45,830
Steven Madden Ltd.[1]	959	45,505
Sonos, Inc.*,1	1,405	44,468
Taylor Morrison Home Corp. — Class A*,1	1,426	44,291
LCI Industries1	290	44,158
Resideo Technologies, Inc.*,1	1,690	44,092
Asbury Automotive Group, Inc.*,1	265	43,365
Boot Barn Holdings, Inc.*,1	342	41,840
Fisker, Inc.*,1	1,908	40,812
Academy Sports & Outdoors, Inc.*,1	908	40,515
Group 1 Automotive, Inc.[1]	205	39,924
KB Home1	978	39,110
LGI Homes, Inc.*,1	256	36,777
Dana, Inc.[1]	1,699	36,529
Callaway Golf Co.*,1	1,352	36,450
SeaWorld Entertainment, Inc.*,1	602	35,512
Dorman Products, Inc.*,1	313	34,737
Visteon Corp.*,1	324	34,318
Red Rock Resorts, Inc. — Class A1	720	34,229
Cracker Barrel Old Country Store, Inc.[1]	277	33,800
UniFirst Corp.[1]	176	33,730
Tri Pointe Homes, Inc.*,1	1,321	32,985
MillerKnoll, Inc.[1]	869	32,970

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
Gentherm, Inc.*,1	389	$ 32,851
Kontoor Brands, Inc.[1]	606	32,676
Beacon Roofing Supply, Inc.*,1	652	32,541
Cavco Industries, Inc.*,1	108	32,129
MDC Holdings, Inc.[1]	668	31,957
Shake Shack, Inc. — Class A*,1	437	31,897
International Game Technology plc[1]	1,168	31,559
Allegiant Travel Co. — Class A*,1	179	31,006
FirstCash, Inc.[1]	464	29,622
Wolverine World Wide, Inc.[1]	950	29,573
Vista Outdoor, Inc.*,1	672	29,346
Cannae Holdings, Inc.*,1	990	29,274
GMS, Inc.*,1	500	27,935
Winnebago Industries, Inc.[1]	378	27,299
Nikola Corp.*,1	2,630	26,879
Abercrombie & Fitch Co. — Class A*,1	717	25,812
Sally Beauty Holdings, Inc.*,1	1,317	25,800
Nu Skin Enterprises, Inc. — Class A1	581	25,494
Urban Outfitters, Inc.*,1	802	25,399
Rush Enterprises, Inc. — Class A1	494	25,174
Century Communities, Inc.[1]	351	24,946
iRobot Corp.*,1	327	24,823
Spirit Airlines, Inc.*,1	1,149	24,026
SkyWest, Inc.*,1	582	22,797
Bed Bath & Beyond, Inc.*,1	1,229	22,528
Camping World Holdings, Inc. — Class A1	499	21,886
Acushnet Holdings Corp.[1]	401	21,806
Veritiv Corp.*,1	171	21,553
Sleep Number Corp.*,1	270	21,541
ODP Corp.*,1	557	21,032
KAR Auction Services, Inc.*,1	1,389	20,821
Everi Holdings, Inc.*,1	998	20,699
Cheesecake Factory, Inc.*,1	538	20,616
Madison Square Garden Entertainment Corp.*,1	305	20,167
HNI Corp.[1]	509	20,111
Meritor, Inc.*,1	793	20,055
Methode Electronics, Inc.[1]	446	19,834
PriceSmart, Inc.[1]	274	19,651
Shyft Group, Inc.[1]	404	19,638
Cinemark Holdings, Inc.*,1	1,263	19,602

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
Dillard’s, Inc. — Class A1	70	$ 19,173
Lions Gate Entertainment Corp. — Class B*,1	1,380	18,837
M/I Homes, Inc.*,1	334	18,667
Brinker International, Inc.*,1	531	18,373
Bloomin’ Brands, Inc.*,1	1,035	18,288
World Fuel Services Corp.[1]	729	18,218
Oxford Industries, Inc.[1]	188	17,962
La-Z-Boy, Inc.[1]	525	17,530
Big Lots, Inc.[1]	400	17,352
Malibu Boats, Inc. — Class A*,1	242	16,812
Dave & Buster’s Entertainment, Inc.*,1	505	16,402
Buckle, Inc.[1]	348	16,370
H&E Equipment Services, Inc.[1]	376	15,830
Healthcare Services Group, Inc.[1]	876	15,330
G-III Apparel Group Ltd.*,1	516	15,294
XPEL, Inc.*,1	210	15,097
Canoo, Inc.*,1	1,243	14,879
Aspen Aerogels, Inc.*,1	258	14,747
Hibbett, Inc.[1]	188	14,655
Bally’s Corp.*,1	382	14,646
Children’s Place, Inc.*,1	164	14,191
Dine Brands Global, Inc.*,1	190	13,646
Arko Corp.*,1	1,411	13,306
MarineMax, Inc.*,1	247	13,158
OptimizeRx Corp.*,1	201	13,065
Clean Energy Fuels Corp.*,1	1,813	12,999
Standard Motor Products, Inc.[1]	244	12,210
Liberty Media Corporation-Liberty Braves — Class C*,1	427	11,747
American Axle & Manufacturing Holdings, Inc.*,1	1,318	11,677
Zumiez, Inc.*,1	255	11,669
Steelcase, Inc. — Class A1	1,036	11,593
Sonic Automotive, Inc. — Class A1	256	11,497
Rush Street Interactive, Inc.*,1	630	11,239
Genesco, Inc.*,1	171	10,807
Hawaiian Holdings, Inc.*,1	591	10,803
Guess?, Inc.[1]	470	10,599
PLBY Group, Inc.*,1	275	10,546
Douglas Dynamics, Inc.[1]	264	10,494
GrowGeneration Corp.*,1	632	10,302
Monarch Casino & Resort, Inc.*,1	152	10,240

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 71

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
Caleres, Inc.[1]	431	$ 10,176
Denny’s Corp.*,1	732	10,138
Winmark Corp.[1]	40	10,084
Lions Gate Entertainment Corp. — Class A*,1	681	9,977
Wabash National Corp.[1]	584	9,753
Interface, Inc. — Class A1	679	9,682
Designer Brands, Inc. — Class A*,1	703	9,617
IMAX Corp.*,1	582	9,597
Lovesac Co.*,1	149	9,429
Golden Entertainment, Inc.*,1	201	9,228
ScanSource, Inc.*,1	294	9,187
Hyliion Holdings Corp.*,1	1,370	9,083
Tupperware Brands Corp.*,1	580	9,071
Green Brick Partners, Inc.*,1	359	8,957
Aeva Technologies, Inc.*,1	896	8,915
Citi Trends, Inc.*,1	103	8,734
Sportsman’s Warehouse Holdings, Inc.*,1	509	8,668
Accel Entertainment, Inc.*,1	658	8,376
Tenneco, Inc. — Class A*,1	795	8,348
Movado Group, Inc.[1]	186	8,346
Sun Country Airlines Holdings, Inc.*,1	303	8,311
Workhorse Group, Inc.*,1	1,411	8,240
Chico’s FAS, Inc.*,1	1,406	8,056
Shoe Carnival, Inc.[1]	206	8,055
Rite Aid Corp.*,1	642	7,909
BJ’s Restaurants, Inc.*,1	263	7,853
Ideanomics, Inc.*,1	4,849	7,807
TravelCenters of America, Inc.*,1	146	7,624
BlueLinx Holdings, Inc.*,1	108	7,618
Titan Machinery, Inc.*,1	226	7,512
Clarus Corp.[1]	283	7,468
Party City Holdco, Inc.*,1	1,291	7,101
A-Mark Precious Metals, Inc.[1]	102	7,063
Purple Innovation, Inc.*,1	673	6,945
VSE Corp.[1]	124	6,788
Beazer Homes USA, Inc.*,1	342	6,717
Ruth’s Hospitality Group, Inc.*,1	393	6,681
Chuy’s Holdings, Inc.*,1	233	6,678
Fossil Group, Inc.*,1	558	6,668
Johnson Outdoors, Inc. — Class A1	61	6,346

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
PetMed Express, Inc.[1]	230	$ 6,293
RCI Hospitality Holdings, Inc.[1]	98	6,204
OneWater Marine, Inc. — Class A1	120	6,142
Modine Manufacturing Co.*,1	585	6,061
MasterCraft Boat Holdings, Inc.*,1	220	6,019
Global Industrial Co.[1]	149	5,969
Ethan Allen Interiors, Inc.[1]	263	5,917
Haverty Furniture Companies, Inc.[1]	195	5,832
Romeo Power, Inc.*,1	1,472	5,829
OneSpaWorld Holdings Ltd.*,1	618	5,828
Golden Nugget Online Gaming, Inc.*,1	466	5,811
Big 5 Sporting Goods Corp.[1]	243	5,766
Hovnanian Enterprises, Inc. — Class A*,1	60	5,731
PC Connection, Inc.[1]	130	5,699
Universal Electronics, Inc.*,1	153	5,539
Frontier Group Holdings, Inc.*,1	407	5,433
Bluegreen Vacations Holding Corp.*,1	177	5,262
Lordstown Motors Corp. — Class A*,1	1,123	5,256
REV Group, Inc.[1]	333	5,228
Lumber Liquidators Holdings, Inc.*,1	335	5,139
Funko, Inc. — Class A*,1	310	5,065
Lindblad Expeditions Holdings, Inc.*,1	359	5,030
Noodles & Co.*,1	475	4,888
Velodyne Lidar, Inc.*,1	883	4,874
Kopin Corp.*,1	907	4,734
Marcus Corp.*,1	267	4,664
Conn’s, Inc.*,1	209	4,573
Cooper-Standard Holdings, Inc.*,1	197	4,549
GAN Ltd.*,1	469	4,535
Kimball International, Inc. — Class B1	422	4,321
Container Store Group, Inc.*,1	371	4,315
Miller Industries, Inc.[1]	130	4,252
Titan International, Inc.*,1	597	4,113
Tilly’s, Inc. — Class A1	265	3,980
Forestar Group, Inc.*,1	199	3,944
Cato Corp. — Class A1	231	3,800
Rush Enterprises, Inc. — Class B1	77	3,756
Blue Bird Corp.*,1	185	3,744
Esports Technologies, Inc.*,1	129	3,733
Kirkland’s, Inc.*,1	164	3,541

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
Motorcar Parts of America, Inc.*,1	219	$ 3,513
Full House Resorts, Inc.*,1	382	3,423
Traeger, Inc.*,1	264	3,408
Snap One Holdings Corp.*,1	155	3,401
Shift Technologies, Inc.*,1	725	3,342
Arcimoto, Inc.*,1	320	3,274
Liberty Media Corporation-Liberty Braves — Class A*,1	117	3,261
Hooker Furnishings Corp.[1]	137	3,252
ONE Group Hospitality, Inc.*,1	242	3,173
Barnes & Noble Education, Inc.*,1	449	3,152
Commercial Vehicle Group, Inc.*,1	375	3,146
Superior Group of Companies, Inc.[1]	137	3,063
Kura Sushi USA, Inc. — Class A*,1	47	2,989
Vera Bradley, Inc.*,1	304	2,891
Rocky Brands, Inc.[1]	80	2,842
Mesa Air Group, Inc.*,1	401	2,831
El Pollo Loco Holdings, Inc.*,1	223	2,814
Weber, Inc. — Class A*,1	199	2,678
F45 Training Holdings, Inc.*,1	240	2,554
CarLotz, Inc.*,1	836	2,475
Torrid Holdings, Inc.*,1	149	2,424
Nautilus, Inc.*,1	352	2,411
Lifetime Brands, Inc.[1]	148	2,404
EVI Industries, Inc.*,1	67	2,287
Casper Sleep, Inc.*,1	339	2,217
Flexsteel Industries, Inc.[1]	78	2,214
NEOGAMES S.A.*,1	65	2,166
Xponential Fitness, Inc. — Class A*,1	108	2,101
Daktronics, Inc.*,1	429	2,093
Escalade, Inc.[1]	118	2,007
Duluth Holdings, Inc. — Class B*,1	142	1,970
Fiesta Restaurant Group, Inc.*,1	206	1,922
VOXX International Corp. — Class A*,1	182	1,873
XL Fleet Corp.*,1	408	1,852
Liberty TripAdvisor Holdings, Inc. — Class A*,1	851	1,838
Lazydays Holdings, Inc.*,1	86	1,740
Drive Shack, Inc.*,1	965	1,650
Bassett Furniture Industries, Inc.[1]	108	1,646
Aterian, Inc.*,1	303	1,479
Hamilton Beach Brands Holding Co. — Class A1	87	1,305

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value

COMMON STOCKS† – 31.3% (continued)
Consumer, Cyclical – 4.5% (continued)
JOANN, Inc.[1]	141	$ 1,289
Biglari Holdings, Inc. — Class B*,1	9	1,277
Marine Products Corp.[1]	95	1,123
Carrols Restaurant Group, Inc.[1]	391	1,118
Chicken Soup For The Soul Entertainment, Inc.*,1	83	1,092
Target Hospitality Corp.*,1	291	1,074
Landsea Homes Corp.*,1	125	949
Regis Corp.*,1	276	751
CompX International, Inc.[1]	19	424
MedAvail Holdings, Inc.*,1	140	242
Total Consumer, Cyclical		29,021,839
Industrial – 3.7%
Trimble, Inc.*,1	7,110	610,536
Textron, Inc.[1]	8,252	584,242
Boeing Co.*,1	2,926	578,909
Generac Holdings, Inc.*,1	1,366	575,414
Howmet Aerospace, Inc.[1]	18,678	525,412
Old Dominion Freight Line, Inc.	924	328,177
Union Pacific Corp.	1,297	305,625
A O Smith Corp.	3,842	303,710
CSX Corp.	8,704	301,681
Masco Corp.	4,525	298,197
J.B. Hunt Transport Services, Inc.	1,550	296,298
Martin Marietta Materials, Inc.	729	294,159
Keysight Technologies, Inc.*	1,495	290,748
Vulcan Materials Co.	1,516	290,526
CH Robinson Worldwide, Inc.	3,047	289,739
Norfolk Southern Corp.	1,090	289,144
Rockwell Automation, Inc.	858	288,460
Jacobs Engineering Group, Inc.	2,021	288,114
Sealed Air Corp.	4,638	288,113
Amphenol Corp. — Class A	3,575	288,073
Ingersoll Rand, Inc.	4,922	287,149
Republic Services, Inc. — Class A	2,168	286,740
Parker-Hannifin Corp.	948	286,353
Illinois Tool Works, Inc.	1,231	285,777
TE Connectivity Ltd.	1,853	285,232
Fortune Brands Home & Security, Inc.	2,815	282,992
AMETEK, Inc.	2,065	281,873
Waste Management, Inc.	1,744	280,208

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
Kansas City Southern	962	$ 279,798
IDEX Corp.	1,240	278,492
United Parcel Service, Inc. — Class B	1,394	276,528
Eaton Corporation plc	1,680	272,261
Johnson Controls International plc	3,589	268,314
Westinghouse Air Brake Technologies Corp.	3,014	267,553
Ball Corp.	2,841	265,491
Northrop Grumman Corp.	761	265,437
Trane Technologies plc	1,417	264,483
Fortive Corp.	3,577	264,233
Raytheon Technologies Corp.	3,246	262,666
Expeditors International of Washington, Inc.	2,142	260,510
Lockheed Martin Corp.	779	259,656
TransDigm Group, Inc.*	449	259,545
Pentair plc	3,520	259,389
Carrier Global Corp.	4,774	258,369
Teledyne Technologies, Inc.*	622	258,310
Deere & Co.	742	256,391
Mettler-Toledo International, Inc.*	169	255,888
Dover Corp.	1,552	254,295
Caterpillar, Inc.	1,314	254,062
Snap-on, Inc.	1,232	253,681
Stanley Black & Decker, Inc.	1,445	252,528
General Dynamics Corp.	1,336	252,464
General Electric Co.	2,641	250,869
3M Co.	1,460	248,258
Amcor plc	21,902	247,931
Honeywell International, Inc.	1,211	244,913
L3Harris Technologies, Inc.	1,163	243,160
Xylem, Inc.	2,005	242,826
Huntington Ingalls Industries, Inc.	1,359	241,236
FedEx Corp.	1,046	240,967
Otis Worldwide Corp.	2,975	239,190
Emerson Electric Co.	2,692	236,465
Packaging Corporation of America	1,774	231,667
Allegion plc	1,864	230,465
Agilent Technologies, Inc.	1,520	229,368
Westrock Co.	5,194	225,368
Waters Corp.*	641	210,293
Garmin Ltd.	1,561	208,456

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
Tetra Tech, Inc.[1]	630	$ 116,348
Saia, Inc.*,1	310	102,666
WillScot Mobile Mini Holdings Corp.*,1	2,444	93,092
II-VI, Inc.*,1	1,222	76,412
Chart Industries, Inc.*,1	427	74,533
EMCOR Group, Inc.[1]	623	74,349
Exponent, Inc.[1]	607	70,715
Novanta, Inc.*,1	412	66,517
RBC Bearings, Inc.*,1	327	64,645
Evoqua Water Technologies Corp.*,1	1,352	60,813
Watts Water Technologies, Inc. — Class A1	322	60,765
Simpson Manufacturing Company, Inc.[1]	509	58,718
UFP Industries, Inc.[1]	704	58,629
John Bean Technologies Corp.[1]	367	57,902
Atkore, Inc.*,1	539	57,403
Summit Materials, Inc. — Class A*,1	1,388	51,772
Zurn Water Solutions Corp.[1]	1,418	49,701
Casella Waste Systems, Inc. — Class A*,1	575	48,748
Fabrinet*,1	432	47,762
Franklin Electric Company, Inc.[1]	542	47,723
Southwest Gas Holdings, Inc.[1]	691	45,475
Bloom Energy Corp. — Class A*,1	1,627	44,710
Applied Industrial Technologies, Inc.[1]	454	43,148
Matson, Inc.[1]	502	40,928
GATX Corp.[1]	413	40,681
SPX FLOW, Inc.[1]	486	40,586
Altra Industrial Motion Corp.[1]	757	39,901
Comfort Systems USA, Inc.[1]	417	39,561
Advanced Energy Industries, Inc.[1]	450	39,460
AAON, Inc.[1]	490	38,220
Hillenbrand, Inc.[1]	853	38,044
Helios Technologies, Inc.[1]	378	37,925
EnerSys[1]	501	37,119
Aerojet Rocketdyne Holdings, Inc.[1]	875	36,785
Fluor Corp.*,1	1,660	36,703
Mueller Industries, Inc.[1]	657	36,352
Welbilt, Inc.*,1	1,528	36,000
Vicor Corp.*,1	247	35,435
Badger Meter, Inc.[1]	341	34,905
Kennametal, Inc.[1]	977	34,556

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
Terex Corp.[1]	800	$ 33,904
Werner Enterprises, Inc.[1]	732	33,021
Encore Wire Corp.[1]	235	33,008
Itron, Inc.*,1	529	32,750
Dycom Industries, Inc.*,1	349	32,624
Belden, Inc.[1]	517	31,883
Vishay Intertechnology, Inc.[1]	1,558	31,736
Kadant, Inc.[1]	135	31,652
CryoPort, Inc.*,1	474	31,493
Forward Air Corp.[1]	318	31,402
ArcBest Corp.[1]	296	30,512
Masonite International Corp.*,1	282	30,174
Hub Group, Inc. — Class A*,1	387	30,058
Federal Signal Corp.[1]	704	29,871
SPX Corp.*,1	513	29,831
Boise Cascade Co.[1]	460	29,822
Energizer Holdings, Inc.[1]	795	29,566
Atlas Air Worldwide Holdings, Inc.*,1	336	29,437
Albany International Corp. — Class A1	360	29,135
Arcosa, Inc.[1]	566	28,962
Kratos Defense & Security Solutions, Inc.*,1	1,434	28,264
GrafTech International Ltd.[1]	2,379	27,715
Brady Corp. — Class A1	551	27,688
Plexus Corp.*,1	327	27,514
Sanmina Corp.*,1	751	27,442
Gibraltar Industries, Inc.*,1	383	26,006
Mueller Water Products, Inc. — Class A1	1,841	25,111
EnPro Industries, Inc.[1]	241	24,582
ESCO Technologies, Inc.[1]	299	24,440
Trinity Industries, Inc.[1]	921	24,406
Raven Industries, Inc.*,1	417	24,219
Barnes Group, Inc.[1]	553	24,028
Moog, Inc. — Class A1	338	23,380
Cactus, Inc. — Class A1	638	23,287
Knowles Corp.*,1	1,040	22,589
MYR Group, Inc.*,1	193	21,367
AeroVironment, Inc.*,1	263	21,240
Patrick Industries, Inc.[1]	265	21,139
CSW Industrials, Inc.[1]	174	20,915
Granite Construction, Inc.[1]	535	20,801

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
O-I Glass, Inc.*,1	1,846	$ 20,435
NV5 Global, Inc.*,1	154	20,251
Materion Corp.[1]	238	20,149
Montrose Environmental Group, Inc.*,1	270	19,772
Worthington Industries, Inc.[1]	395	18,952
Lindsay Corp.[1]	127	18,481
Greif, Inc. — Class A1	301	18,265
OSI Systems, Inc.*,1	198	18,004
Mesa Laboratories, Inc.[1]	58	17,910
Ranpak Holdings Corp.*,1	439	17,398
TTM Technologies, Inc.*,1	1,252	17,253
Air Transport Services Group, Inc.*,1	690	17,036
Tennant Co.[1]	216	16,991
TriMas Corp.[1]	505	16,726
Astec Industries, Inc.[1]	265	16,610
Alamo Group, Inc.[1]	116	16,497
Blink Charging Co.*,1	427	16,410
Proto Labs, Inc.*,1	325	16,289
Ichor Holdings Ltd.*,1	324	15,516
AZZ, Inc.[1]	291	15,100
Hydrofarm Holdings Group, Inc.*,1	455	15,015
Greenbrier Companies, Inc.[1]	373	14,916
Enerpac Tool Group Corp.[1]	706	14,904
FARO Technologies, Inc.*,1	213	14,795
GoPro, Inc. — Class A*,1	1,475	14,750
Standex International Corp.[1]	141	14,524
Columbus McKinnon Corp.[1]	325	14,436
Sturm Ruger & Company, Inc.[1]	201	14,410
Griffon Corp.[1]	543	14,286
Golar LNG Ltd.*,1	1,202	14,184
Primoris Services Corp.[1]	625	14,012
PGT Innovations, Inc.*,1	674	13,844
MicroVision, Inc.*,1	1,921	13,601
Harsco Corp.*,1	915	13,341
AAR Corp.*,1	397	12,966
Smith & Wesson Brands, Inc.[1]	560	12,740
Matthews International Corp. — Class A1	362	12,550
US Ecology, Inc.*,1	368	12,538
Triumph Group, Inc.*,1	744	12,469
nLight, Inc.*,1	497	12,370

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
Apogee Enterprises, Inc.[1]	296	$ 12,225
American Woodmark Corp.*,1	196	12,081
Kaman Corp.[1]	323	11,951
Construction Partners, Inc. — Class A*,1	340	11,744
Gorman-Rupp Co.[1]	265	11,456
Great Lakes Dredge & Dock Corp.*,1	757	11,188
Marten Transport Ltd.[1]	695	11,176
Energy Recovery, Inc.*,1	493	10,476
SFL Corporation Ltd.[1]	1,222	10,191
Cornerstone Building Brands, Inc.*,1	640	10,061
Benchmark Electronics, Inc.[1]	418	9,856
Frontline Ltd.*,1	1,396	9,563
Meta Materials, Inc.*,1	2,560	9,395
Heartland Express, Inc.[1]	558	9,341
DHT Holdings, Inc.[1]	1,657	9,196
Insteel Industries, Inc.[1]	218	9,191
Chase Corp.[1]	87	8,577
Sterling Construction Company, Inc.*,1	325	8,375
Myers Industries, Inc.[1]	422	8,220
Forterra, Inc.*,1	340	8,089
Scorpio Tankers, Inc.[1]	570	7,929
Napco Security Technologies, Inc.*,1	169	7,853
International Seaways, Inc.[1]	537	7,840
Yellow Corp.*,1	588	7,738
TimkenSteel Corp.*,1	537	7,690
Manitowoc Company, Inc.*,1	401	7,643
Comtech Telecommunications Corp.[1]	298	7,566
Costamare, Inc.[1]	617	7,404
Latham Group, Inc.*,1	271	6,984
Argan, Inc.[1]	174	6,838
Stoneridge, Inc.*,1	305	6,658
Thermon Group Holdings, Inc.*,1	385	6,645
Centrus Energy Corp. — Class A*,1	113	6,270
Pactiv Evergreen, Inc.[1]	503	6,242
AMMO, Inc.*,1	1,006	6,237
Tutor Perini Corp.*,1	482	6,199
Luxfer Holdings plc1	322	6,112
Kimball Electronics, Inc.*,1	281	5,963
Heritage-Crystal Clean, Inc.*,1	183	5,872
Haynes International, Inc.[1]	146	5,850

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
CIRCOR International, Inc.*,1	215	$ 5,794
Genco Shipping & Trading Ltd.[1]	375	5,779
DXP Enterprises, Inc.*,1	208	5,747
Identiv, Inc.*,1	249	5,724
UFP Technologies, Inc.*,1	81	5,416
Ducommun, Inc.*,1	127	5,399
Allied Motion Technologies, Inc.[1]	136	5,365
Vishay Precision Group, Inc.*,1	145	4,978
National Presto Industries, Inc.[1]	60	4,907
IES Holdings, Inc.*,1	101	4,847
View, Inc.*,1	1,146	4,836
Turtle Beach Corp.*,1	178	4,770
PureCycle Technologies, Inc.*,1	385	4,736
Xometry, Inc. — Class A*,1	94	4,673
Hyster-Yale Materials Handling, Inc.[1]	117	4,594
Daseke, Inc.*,1	469	4,526
Ryerson Holding Corp.[1]	192	4,499
Dorian LPG Ltd.[1]	364	4,481
Omega Flex, Inc.[1]	36	4,247
Eagle Bulk Shipping, Inc.[1]	104	4,167
American Superconductor Corp.*,1	323	4,134
Fluidigm Corp.*,1	890	4,103
Greif, Inc. — Class B1	69	4,083
American Outdoor Brands, Inc.*,1	165	3,892
NVE Corp.[1]	56	3,767
908 Devices, Inc.*,1	151	3,624
Covenant Logistics Group, Inc. — Class A*,1	141	3,535
Nordic American Tankers Ltd.[1]	1,783	3,530
Akoustis Technologies, Inc.*,1	508	3,525
Radiant Logistics, Inc.*,1	459	3,461
Tredegar Corp.[1]	306	3,366
Pure Cycle Corp.*,1	225	3,276
Northwest Pipe Co.*,1	113	3,252
Byrna Technologies, Inc.*,1	215	3,165
Eastman Kodak Co.*,1	524	3,139
Teekay Tankers Ltd. — Class A*,1	279	3,133
Infrastructure and Energy Alternatives, Inc.*,1	321	3,037
Luna Innovations, Inc.*,1	361	3,022
Astronics Corp.*,1	285	2,981
Caesarstone Ltd.[1]	264	2,949

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 81

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Industrial – 3.7% (continued)
Park Aerospace Corp.[1]	228	$ 2,941
Sight Sciences, Inc.*,1	130	2,723
PAM Transportation Services, Inc.*,1	42	2,721
Teekay Corp.*,1	812	2,696
Lawson Products, Inc.*,1	56	2,695
Safe Bulkers, Inc.*,1	727	2,632
Powell Industries, Inc.[1]	106	2,589
US Xpress Enterprises, Inc. — Class A*,1	314	2,468
Concrete Pumping Holdings, Inc.*,1	302	2,467
Iteris, Inc.*,1	495	2,247
Olympic Steel, Inc.[1]	110	2,238
CECO Environmental Corp.*,1	364	2,159
INNOVATE Corp.*,1	553	2,107
Park-Ohio Holdings Corp.[1]	99	2,090
AerSale Corp.*,1	106	1,918
AgEagle Aerial Systems, Inc.*,1	793	1,792
Universal Logistics Holdings, Inc.[1]	89	1,654
Mayville Engineering Company, Inc.*,1	105	1,559
Atlas Technical Consultants, Inc.*,1	163	1,495
Sharps Compliance Corp.*,1	171	1,262
Karat Packaging, Inc.*,1	54	1,187
Willis Lease Finance Corp.*,1	32	1,096
NL Industries, Inc.[1]	98	603
Total Industrial		24,072,437
Energy – 2.0%
Enphase Energy, Inc.*,1	3,684	921,000
Diamondback Energy, Inc.[1]	7,048	752,233
Devon Energy Corp.[1]	17,836	750,182
Marathon Oil Corp.[1]	46,366	718,209
APA Corp.[1]	27,578	710,685
Occidental Petroleum Corp.[1]	22,783	675,516
ONEOK, Inc.[1]	10,432	624,251
Marathon Petroleum Corp.[1]	9,783	595,296
Halliburton Co.[1]	27,276	588,889
Schlumberger N.V.[1]	19,726	565,742
Hess Corp.[1]	7,555	562,999
Valero Energy Corp.[1]	8,328	557,476
Phillips 66[1]	7,917	547,619
EOG Resources, Inc.	4,012	349,044
ConocoPhillips	4,834	339,008

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Energy – 2.0% (continued)
Pioneer Natural Resources Co.	1,783	$ 317,945
Chevron Corp.	2,804	316,487
Exxon Mobil Corp.	4,991	298,661
Williams Companies, Inc.	11,095	297,235
Coterra Energy, Inc. — Class A	14,705	295,276
Baker Hughes Co.	11,291	263,532
Kinder Morgan, Inc.	16,869	260,795
Ovintiv, Inc.[1]	3,063	106,470
Chesapeake Energy Corp.[1]	1,227	73,056
PDC Energy, Inc.[1]	1,162	58,600
Range Resources Corp.*,1	2,794	54,651
Matador Resources Co.[1]	1,294	50,815
ChampionX Corp.*,1	2,370	48,372
Denbury, Inc.*,1	590	46,976
Equitrans Midstream Corp.[1]	4,779	45,974
Murphy Oil Corp.[1]	1,713	45,531
SM Energy Co.[1]	1,402	40,658
California Resources Corp.[1]	966	37,742
Sunnova Energy International, Inc.*,1	1,006	37,192
Southwestern Energy Co.*,1	7,920	35,482
CNX Resources Corp.*,1	2,529	34,496
Magnolia Oil & Gas Corp. — Class A1	1,627	30,864
Civitas Resources, Inc.[1]	578	29,542
Oasis Petroleum, Inc.[1]	236	28,296
Helmerich & Payne, Inc.[1]	1,231	27,636
SunPower Corp. — Class A*,1	935	26,788
Renewable Energy Group, Inc.*,1	523	24,989
Callon Petroleum Co.*,1	466	23,691
Green Plains, Inc.*,1	558	21,567
Kosmos Energy Ltd.*,1	4,735	17,330
Patterson-UTI Energy, Inc.[1]	2,180	15,391
PBF Energy, Inc. — Class A*,1	1,126	14,109
Tellurian, Inc.*,1	4,209	13,721
Arch Resources, Inc.[1]	177	13,716
Centennial Resource Development, Inc. — Class A*,1	2,116	13,183
Gevo, Inc.*,1	2,281	13,116
Warrior Met Coal, Inc.[1]	602	12,937
Northern Oil and Gas, Inc.[1]	612	12,473
Oceaneering International, Inc.*,1	1,164	12,443
Delek US Holdings, Inc.*,1	767	12,027

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 83

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Energy – 2.0% (continued)
Stem, Inc.*,1	566	$ 12,010
Archrock, Inc.[1]	1,576	11,647
NOW, Inc.*,1	1,288	10,768
Brigham Minerals, Inc. — Class A1	510	10,588
Liberty Oilfield Services, Inc. — Class A*,1	1,062	9,770
Peabody Energy Corp.*,1	941	9,372
CONSOL Energy, Inc.*,1	400	8,780
Laredo Petroleum, Inc.*,1	147	8,658
Comstock Resources, Inc.*,1	1,070	8,656
US Silica Holdings, Inc.*,1	858	8,323
ProPetro Holding Corp.*,1	998	8,203
Bristow Group, Inc.*,1	276	8,197
DMC Global, Inc.*,1	217	7,920
Dril-Quip, Inc.*,1	410	7,835
TPI Composites, Inc.*,1	423	7,542
NexTier Oilfield Solutions, Inc.*,1	2,021	7,276
Par Pacific Holdings, Inc.*,1	523	7,081
Cleanspark, Inc.*,1	390	6,934
Nabors Industries Ltd.*,1	83	6,761
MRC Global, Inc.*,1	941	6,474
Berry Corp.[1]	788	6,414
Contango Oil & Gas Co.*,1	1,716	5,972
Aemetis, Inc.*,1	316	5,928
SunCoke Energy, Inc.[1]	972	5,920
REX American Resources Corp.*,1	62	5,642
CVR Energy, Inc.[1]	346	5,401
Helix Energy Solutions Group, Inc.*,1	1,673	5,086
Tidewater, Inc.*,1	480	5,006
Eos Energy Enterprises, Inc.*,1	502	4,995
Ranger Oil Corp. — Class A*,1	180	4,846
Expro Group Holdings N.V.*,1	323	4,525
National Energy Services Reunited Corp.*,1	444	4,400
Alto Ingredients, Inc.*,1	836	4,355
Talos Energy, Inc.*,1	431	4,297
Select Energy Services, Inc. — Class A*,1	721	4,131
W&T Offshore, Inc.*,1	1,097	3,774
TETRA Technologies, Inc.*,1	1,434	3,743
Oil States International, Inc.*,1	708	3,582
RPC, Inc.*,1	789	3,180
Newpark Resources, Inc.*,1	1,055	2,880

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Energy – 2.0% (continued)
Earthstone Energy, Inc. — Class A*,1	280	$ 2,862
FTS International, Inc. — Class A*,1	104	2,739
Beam Global*,1	103	2,734
Matrix Service Co.*,1	304	2,642
Solaris Oilfield Infrastructure, Inc. — Class A1	365	2,497
FutureFuel Corp.[1]	302	2,277
Falcon Minerals Corp.[1]	460	2,134
Advent Technologies Holdings, Inc.*,1	184	1,409
HighPeak Energy, Inc.[1]	58	788
Riley Exploration Permian, Inc.[1]	29	509
Total Energy		12,675,377
Communications – 1.9%
Etsy, Inc.*,1	2,561	703,199
CDW Corp.[1]	3,035	574,708
Expedia Group, Inc.*,1	3,562	573,803
Meta Platforms, Inc. — Class A*,1	1,662	539,252
Booking Holdings, Inc.*,1	249	523,361
Match Group, Inc.*,1	4,006	520,740
Twitter, Inc.*,1	11,550	507,507
Arista Networks, Inc.*	3,071	380,988
F5, Inc.*	1,327	301,999
Juniper Networks, Inc.	9,680	301,338
VeriSign, Inc.*	1,218	292,210
Netflix, Inc.*	450	288,855
Motorola Solutions, Inc.	1,110	281,030
Lumen Technologies, Inc.	22,506	277,724
Amazon.com, Inc.*	78	273,551
Corning, Inc.	6,938	257,331
Cisco Systems, Inc.	4,654	255,225
Omnicom Group, Inc.	3,759	253,018
eBay, Inc.	3,713	250,479
Verizon Communications, Inc.	4,968	249,741
Interpublic Group of Companies, Inc.	7,450	247,266
NortonLifeLock, Inc.	9,882	245,568
Comcast Corp. — Class A	4,543	227,059
AT&T, Inc.	9,912	226,291
T-Mobile US, Inc.*	2,059	224,040
Charter Communications, Inc. — Class A*	342	221,028
Walt Disney Co.*	1,463	211,989
ViacomCBS, Inc. — Class B	6,794	210,274

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 85

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Communications – 1.9% (continued)
News Corp. — Class A	9,431	$ 203,898
DISH Network Corp. — Class A*	6,302	196,938
Fox Corp. — Class A	5,239	187,085
Discovery, Inc. — Class C*	6,762	153,565
Alphabet, Inc. — Class A*	49	139,060
Alphabet, Inc. — Class C*	46	131,056
Discovery, Inc. — Class A*	3,796	88,333
Fox Corp. — Class B	2,435	81,816
News Corp. — Class B	2,936	63,271
Vonage Holdings Corp.*,1	2,825	58,252
Mimecast Ltd.*,1	712	57,672
Iridium Communications, Inc.*,1	1,380	53,061
Perficient, Inc.*,1	380	52,071
Upwork, Inc.*,1	1,379	51,382
Q2 Holdings, Inc.*,1	639	51,312
TEGNA, Inc.[1]	2,585	51,054
Overstock.com, Inc.*,1	502	44,808
Calix, Inc.*,1	645	43,189
Cargurus, Inc.*,1	1,103	41,362
Viavi Solutions, Inc.*,1	2,672	39,572
Cogent Communications Holdings, Inc.[1]	498	37,315
Revolve Group, Inc.*,1	420	31,991
Shutterstock, Inc.[1]	273	31,125
TechTarget, Inc.*,1	298	28,796
Yelp, Inc. — Class A*,1	836	28,658
Open Lending Corp. — Class A*,1	1,218	28,306
Meredith Corp.*,1	466	27,494
Magnite, Inc.*,1	1,517	26,745
iHeartMedia, Inc. — Class A*,1	1,309	25,670
InterDigital, Inc.[1]	362	24,583
Houghton Mifflin Harcourt Co.*,1	1,486	23,122
Maxar Technologies, Inc.[1]	838	23,070
Telephone & Data Systems, Inc.[1]	1,181	20,880
Gray Television, Inc.[1]	999	20,599
Liberty Latin America Ltd. — Class C*,1	1,806	20,299
Extreme Networks, Inc.*,1	1,442	19,467
Infinera Corp.*,1	2,116	17,203
Stitch Fix, Inc. — Class A*,1	690	17,181
ePlus, Inc.*,1	155	16,351
Shenandoah Telecommunications Co.[1]	565	14,345

86 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Communications – 1.9% (continued)
RealReal, Inc.*,1	919	$ 14,309
Cars.com, Inc.*,1	800	13,344
Eventbrite, Inc. — Class A*,1	877	13,243
AMC Networks, Inc. — Class A*,1	340	13,127
Clear Channel Outdoor Holdings, Inc.*,1	4,244	13,029
IDT Corp. — Class B*,1	234	12,702
EchoStar Corp. — Class A*,1	462	12,645
Plantronics, Inc.*,1	493	12,581
Sinclair Broadcast Group, Inc. — Class A1	537	12,528
EW Scripps Co. — Class A1	670	12,415
Scholastic Corp.[1]	308	11,593
ADTRAN, Inc.[1]	564	11,494
WideOpenWest, Inc.*,1	613	11,402
Harmonic, Inc.*,1	1,044	11,223
A10 Networks, Inc.[1]	702	10,825
Globalstar, Inc.*,1	7,094	9,861
NETGEAR, Inc.*,1	352	9,413
Tucows, Inc. — Class A*,1	114	9,272
1-800-Flowers.com, Inc. — Class A*,1	311	9,262
NeoPhotonics Corp.*,1	599	9,207
QuinStreet, Inc.*,1	580	8,880
Gogo, Inc.*,1	691	8,859
Clearfield, Inc.*,1	133	8,610
ChannelAdvisor Corp.*,1	341	8,528
Gannett Company, Inc.*,1	1,644	8,401
Anterix, Inc.*,1	134	8,062
Quotient Technology, Inc.*,1	1,039	7,283
CarParts.com, Inc.*,1	571	7,063
Liquidity Services, Inc.*,1	310	7,028
HealthStream, Inc.*,1	295	6,850
Advantage Solutions, Inc.*,1	893	6,456
Consolidated Communications Holdings, Inc.*,1	852	6,407
Boston Omaha Corp. — Class A*,1	206	5,902
Groupon, Inc.*,1	275	5,681
Stagwell, Inc.*,1	721	5,566
Liberty Latin America Ltd. — Class A*,1	489	5,555
Zix Corp.*,1	625	5,294
United States Cellular Corp.*,1	181	5,269
Entravision Communications Corp. — Class A1	703	5,223
ATN International, Inc.[1]	130	4,967

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 87

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Communications – 1.9% (continued)
Ooma, Inc.*,1	254	$ 4,778
Telesat Corp.[1]	150	4,617
Ribbon Communications, Inc.*,1	822	4,480
Limelight Networks, Inc.*,1	1,460	4,015
Lands’ End, Inc.*,1	168	3,866
MediaAlpha, Inc. — Class A*,1	248	3,824
CalAmp Corp.*,1	408	3,746
Couchbase, Inc.*,1	113	3,735
Aviat Networks, Inc.*,1	113	3,541
Thryv Holdings, Inc.*,1	90	3,518
Entercom Communications Corp.*,1	1,378	3,404
Cambium Networks Corp.*,1	124	3,374
EverQuote, Inc. — Class A*,1	224	2,952
comScore, Inc.*,1	818	2,838
DZS, Inc.*,1	196	2,540
VirnetX Holding Corp.*,1	741	2,223
CuriosityStream, Inc.*,1	304	2,204
Preformed Line Products Co.[1]	34	2,147
Bright Health Group, Inc.*,1	620	2,065
National CineMedia, Inc.[1]	702	1,966
Casa Systems, Inc.*,1	367	1,831
KVH Industries, Inc.*,1	177	1,768
Hemisphere Media Group, Inc.*,1	189	1,436
LiveOne, Inc.*,1	681	1,246
HyreCar, Inc.*,1	205	1,086
1stdibs.com, Inc.*,1	79	1,018
Fluent, Inc.*,1	507	943
Value Line, Inc.[1]	11	446
Digital Media Solutions, Inc. — Class A*,1	38	172
Total Communications		12,136,669
Utilities – 1.2%
Edison International	4,634	302,508
Exelon Corp.	5,398	284,637
Consolidated Edison, Inc.	3,607	280,047
NextEra Energy, Inc.	3,172	275,266
Public Service Enterprise Group, Inc.	4,335	270,894
FirstEnergy Corp.	7,148	269,194
NiSource, Inc.	10,947	268,311
CenterPoint Energy, Inc.	10,274	266,199
AES Corp.	11,333	264,966

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Utilities – 1.2% (continued)
Atmos Energy Corp.	2,893	$ 261,296
Evergy, Inc.	4,039	255,669
Xcel Energy, Inc.	3,976	253,390
PPL Corp.	9,098	253,197
Duke Energy Corp.	2,610	253,196
Ameren Corp.	3,096	252,603
Eversource Energy	3,050	250,923
CMS Energy Corp.	4,235	249,230
Southern Co.	4,069	248,616
Dominion Energy, Inc.	3,485	248,132
Alliant Energy Corp.	4,507	246,939
WEC Energy Group, Inc.	2,839	246,794
American Electric Power Company, Inc.	3,033	245,825
American Water Works Company, Inc.	1,458	245,775
DTE Energy Co.	2,268	245,715
Sempra Energy	2,033	243,696
Entergy Corp.	2,409	241,719
Pinnacle West Capital Corp.	3,614	235,091
NRG Energy, Inc.	6,197	223,216
Portland General Electric Co.[1]	1,052	51,201
PNM Resources, Inc.[1]	1,001	49,289
Black Hills Corp.[1]	737	47,256
Brookfield Infrastructure Corp. — Class A1	722	42,735
New Jersey Resources Corp.[1]	1,129	41,525
American States Water Co.[1]	431	40,592
Ormat Technologies, Inc.[1]	530	40,015
ONE Gas, Inc.[1]	616	39,941
California Water Service Group[1]	602	37,932
ALLETE, Inc.[1]	614	35,999
Clearway Energy, Inc. — Class C1	959	35,790
Spire, Inc.[1]	593	35,491
NorthWestern Corp.[1]	605	33,456
Ameresco, Inc. — Class A*,1	361	32,609
Otter Tail Corp.[1]	481	31,453
Avista Corp.[1]	810	31,193
MGE Energy, Inc.[1]	426	30,923
South Jersey Industries, Inc.[1]	1,204	28,294
Chesapeake Utilities Corp.[1]	201	25,599
SJW Group[1]	323	21,754
Middlesex Water Co.[1]	202	20,814

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 89

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value

COMMON STOCKS† – 31.3% (continued)
Utilities – 1.2% (continued)
Northwest Natural Holding Co.[1]	357	$ 15,394
Clearway Energy, Inc. — Class A1	407	14,054
Unitil Corp.[1]	182	7,542
York Water Co.[1]	152	7,123
Artesian Resources Corp. — Class A1	95	4,062
Global Water Resources, Inc.[1]	148	2,548
FTC Solar, Inc.*,1	222	1,900
Via Renewables, Inc.[1]	140	1,564
Total Utilities		7,991,092
Basic Materials – 1.2%
Freeport-McMoRan, Inc.[1]	18,786	696,585
Albemarle Corp.[1]	2,487	662,761
Mosaic Co.[1]	17,117	585,744
LyondellBasell Industries N.V. — Class A1	6,166	537,244
CF Industries Holdings, Inc.	5,903	357,663
Sherwin-Williams Co.	896	296,791
Air Products and Chemicals, Inc.	1,005	288,877
DuPont de Nemours, Inc.	3,822	282,675
Linde plc	868	276,146
FMC Corp.	2,746	275,122
PPG Industries, Inc.	1,760	271,339
Celanese Corp. — Class A	1,758	266,091
Ecolab, Inc.	1,193	264,214
Newmont Corp.	4,727	259,607
International Flavors & Fragrances, Inc.	1,825	259,460
Eastman Chemical Co.	2,461	256,658
Nucor Corp.	2,400	255,024
Dow, Inc.	4,459	244,933
International Paper Co.	4,877	222,001
Rogers Corp.*,1	219	59,704
Balchem Corp.[1]	377	59,566
Livent Corp.*,1	1,894	57,369
Sensient Technologies Corp.[1]	494	48,061
HB Fuller Co.[1]	609	44,554
Commercial Metals Co.[1]	1,404	43,384
MP Materials Corp.*,1	852	37,437
Quaker Chemical Corp.[1]	158	36,000
Arconic Corp.*,1	1,290	34,469
Cabot Corp.[1]	656	34,427
Hecla Mining Co.[1]	6,212	34,414

90 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Basic Materials – 1.2% (continued)
Ingevity Corp.*,1	464	$ 33,366
Tronox Holdings plc — Class A1	1,339	29,445
Stepan Co.[1]	252	28,403
Minerals Technologies, Inc.[1]	393	25,808
Constellium SE*,1	1,435	25,213
Codexis, Inc.*,1	703	24,401
Innospec, Inc.[1]	287	23,304
Trinseo plc1	455	21,490
Allegheny Technologies, Inc.*,1	1,489	21,203
Ferro Corp.*,1	960	20,275
Compass Minerals International, Inc.[1]	400	19,460
Novagold Resources, Inc.*,1	2,772	18,711
Kraton Corp.*,1	367	16,904
Coeur Mining, Inc.*,1	2,990	16,744
Kaiser Aluminum Corp.[1]	185	16,508
Carpenter Technology Corp.[1]	557	15,307
Energy Fuels, Inc.*,1	1,726	15,033
Schnitzer Steel Industries, Inc. — Class A1	303	14,574
AdvanSix, Inc.[1]	319	14,447
Amyris, Inc.*,1	1,998	13,706
GCP Applied Technologies, Inc.*,1	575	13,420
Orion Engineered Carbons S.A.[1]	708	12,425
Uranium Energy Corp.*,1	2,697	10,572
Schweitzer-Mauduit International, Inc.[1]	366	10,504
Danimer Scientific, Inc.*,1	778	10,379
Neenah, Inc.[1]	197	9,159
Glatfelter Corp.[1]	512	8,433
Century Aluminum Co.*,1	600	7,938
Clearwater Paper Corp.*,1	193	7,768
Hawkins, Inc.[1]	225	7,465
Koppers Holdings, Inc.*,1	243	7,339
Gatos Silver, Inc.*,1	542	7,322
Verso Corp. — Class A1	315	6,659
Ecovyst, Inc.[1]	600	5,742
American Vanguard Corp.[1]	343	4,908
Intrepid Potash, Inc.*,1	116	4,768
Rayonier Advanced Materials, Inc.*,1	722	3,957
Kronos Worldwide, Inc.[1]	260	3,640
Unifi, Inc.*,1	155	3,157
Ur-Energy, Inc.*,1	2,114	3,150
United States Lime & Minerals, Inc.[1]	24	2,860

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 91

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 31.3% (continued)
Basic Materials – 1.2% (continued)
Oil-Dri Corporation of America[1]	61	$ 2,031
Zymergen, Inc.*,1	219	1,984
Perpetua Resources Corp.*,1	313	1,581
PolyMet Mining Corp.*,1	337	1,014
Marrone Bio Innovations, Inc.*,1	1,171	826
Valhi, Inc.[1]	28	739
Total Basic Materials		7,622,362
Total Common Stocks
(Cost $210,666,936)		201,817,773
PREFERRED STOCKS†† – 2.2%
Financial – 2.2%
First Republic Bank, 4.50%*,1	190,491	4,697,508
Wells Fargo & Co., 4.38%[1]	139,386	3,459,560
Bank of America Corp., 4.38%[1]	109,500	2,712,315
Selective Insurance Group, Inc., 4.60%[1]	85,536	2,135,834
RenaissanceRe Holdings Ltd., 4.20%	38,000	928,340
Total Financial		13,933,557
Total Preferred Stocks
(Cost $13,952,435)		13,933,557
EXCHANGE-TRADED FUNDS† – 13.6%
Invesco QQQ Trust Series	59,435	23,406,692
SPDR S&P 500 ETF Trust	50,155	22,848,612
iShares Russell 2000 Index ETF	101,948	22,241,995
SPDR Gold Shares — Class D	42,000	6,951,420
iShares Silver Trust	320,800	6,759,256
VanEck Gold Miners ETF	162,400	5,165,944
Total Exchange-Traded Funds
(Cost $89,934,145)		87,373,919
CLOSED-END FUNDS† – 0.7%
Eaton Vance Limited Duration Income Fund[1]	164,641	2,151,858
BlackRock Credit Allocation Income Trust[1]	46,505	692,924
Blackstone Strategic Credit Fund[1]	42,708	585,100
BlackRock Debt Strategies Fund, Inc.[1]	37,971	440,464
Ares Dynamic Credit Allocation Fund, Inc.[1]	18,560	294,918
Western Asset High Income Opportunity Fund, Inc.[1]	49,398	250,942
Total Closed-End Funds
(Cost $4,440,487)		4,416,206

92 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 24.6%
Financial – 5.7%
Citigroup, Inc.
4.15%[1,3,4]	$5,000,000	$ 4,921,875
Bank of New York Mellon Corp.
3.75%[1,3,4]	5,000,000	4,900,000
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,5]	5,250,000	4,895,625
Goldman Sachs Group, Inc.
3.80% [1,3,4]	5,000,000	4,871,000
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	3,000,000	3,063,810
Iron Mountain, Inc.
5.25% due 07/15/30[1,5]	2,940,000	2,996,419
United Wholesale Mortgage LLC
5.50% due 04/15/29[1,5]	2,875,000	2,737,259
OneMain Finance Corp.
4.00% due 09/15/30[1]	2,000,000	1,930,000
HUB International Ltd.
5.63% due 12/01/29[1,5]	1,750,000	1,746,290
NFP Corp.
6.88% due 08/15/28[1,5]	1,750,000	1,733,742
Hunt Companies, Inc.
5.25% due 04/15/29[1,5]	1,450,000	1,410,125
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[1,5]	1,200,000	1,200,000
Total Financial		36,406,145
Consumer, Non-cyclical – 5.5%
DaVita, Inc.
4.63% due 06/01/30[1,5]	5,200,000	5,135,000
3.75% due 02/15/31[1,5]	4,500,000	4,172,512
Jaguar Holding Company II / PPD Development, LP
5.00% due 06/15/28[5]	4,000,000	4,285,000
US Foods, Inc.
4.63% due 06/01/30[1,5]	4,250,000	4,271,250
Sabre GLBL, Inc.
7.38% due 09/01/25[1,5]	4,000,000	4,140,000
TreeHouse Foods, Inc.
4.00% due 09/01/28[1]	2,000,000	1,896,220
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[1,5]	1,750,000	1,762,040
Mozart Debt Merger Sub, Inc.
5.25% due 10/01/29[1,5]	1,750,000	1,747,813

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 93

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 24.6% (continued)
Consumer, Non-cyclical – 5.5% (continued)
IQVIA, Inc.
5.00% due 05/15/27[1,5]	$1,600,000	$ 1,648,000
ADT Security Corp.
4.88% due 07/15/32[1,5]	1,600,000	1,581,696
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,5]	1,375,000	1,374,587
Bausch Health Companies, Inc.
4.88% due 06/01/28[1,5]	1,200,000	1,182,000
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,5]	942,000	959,710
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[1,5]	900,000	903,656
CPI CG, Inc.
8.63% due 03/15/26[1,5]	350,000	371,875
Total Consumer, Non-cyclical		35,431,359
Communications – 5.5%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[1,5]	6,500,000	6,402,500
British Telecommunications plc
4.88% due 11/23/81[1,4]	5,000,000	4,976,150
Vodafone Group plc
5.13% due 06/04/81[1,4]	4,750,000	4,809,375
Level 3 Financing, Inc.
3.75% due 07/15/29[1,5]	4,800,000	4,458,000
Ziggo Bond Company BV
5.13% due 02/28/30[1,5]	4,361,000	4,356,006
Zayo Group Holdings, Inc.
4.00% due 03/01/27[1,5]	3,250,000	3,095,625
Altice France S.A.
5.13% due 07/15/29[1,5]	2,000,000	1,900,760
5.13% due 01/15/29[1,5]	1,010,000	956,399
Vmed O2 UK Financing I plc
4.25% due 01/31/31[1,5]	2,750,000	2,628,808
McGraw-Hill Education, Inc.
5.75% due 08/01/28[1,5]	1,100,000	1,061,500
UPC Broadband Finco BV
4.88% due 07/15/31[5]	750,000	757,500
Total Communications		35,402,623
Consumer, Cyclical – 2.1%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[1,5]	4,500,000	4,299,930
Station Casinos LLC
4.63% due 12/01/31[1,5]	3,250,000	3,221,562

94 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 24.6% (continued)
Consumer, Cyclical – 2.1% (continued)
Penn National Gaming, Inc.
4.13% due 07/01/29[1,5]	$3,250,000	$ 3,067,025
Aramark Services, Inc.
5.00% due 02/01/28[1,5]	2,000,000	2,010,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[1,5]	1,000,000	987,500
Total Consumer, Cyclical		13,586,017
Energy – 1.9%
NuStar Logistics, LP
6.38% due 10/01/30[1]	6,000,000	6,390,000
Occidental Petroleum Corp.
7.95% due 06/15/39[1]	1,890,000	2,457,000
ITT Holdings LLC
6.50% due 08/01/29[1,5]	1,700,000	1,646,008
PDC Energy, Inc.
5.75% due 05/15/26	1,252,000	1,264,946
CVR Energy, Inc.
5.75% due 02/15/28[1,5]	500,000	472,245
Total Energy		12,230,199
Basic Materials – 1.8%
EverArc Escrow Sarl
5.00% due 10/30/29[1,5]	4,250,000	4,143,750
Diamond BC BV
4.63% due 10/01/29[1,5]	3,250,000	3,176,875
Kaiser Aluminum Corp.
4.50% due 06/01/31[1,5]	3,100,000	3,010,875
Ingevity Corp.
3.88% due 11/01/28[1,5]	900,000	862,011
Valvoline, Inc.
4.25% due 02/15/30[1,5]	400,000	396,560
Total Basic Materials		11,590,071
Industrial – 1.1%
PGT Innovations, Inc.
4.38% due 10/01/29[1,5]	3,295,000	3,266,169
TK Elevator US Newco, Inc.
5.25% due 07/15/27[1,5]	2,630,000	2,674,526
Standard Industries, Inc.
3.38% due 01/15/31[1,5]	1,000,000	921,250
Total Industrial		6,861,945

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 95

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 24.6% (continued)
Technology – 0.8%
NCR Corp.
5.25% due 10/01/30[1,5]	$3,250,000	$ 3,296,053
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[1]	1,900,000	1,943,301
Total Technology		5,239,354
Utilities – 0.2%
American Transmission Systems, Inc.
2.65% due 01/15/32[1,5]	1,650,000	1,666,771
Total Corporate Bonds
(Cost $158,983,651)		158,414,484
SENIOR FLOATING RATE INTERESTS††,6 – 15.0%
Industrial – 3.6%
Pelican Products, Inc.
due 11/16/28	5,750,000	5,706,875
American Bath Group LLC
due 11/23/27	5,750,000	5,688,935
Arcline FM Holdings LLC
due 06/23/28	4,500,000	4,474,710
CapStone Acquisition Holdings, Inc.
due 11/12/27	4,376,528	4,360,116
Protective Industrial Products, Inc.
due 12/29/27	2,705,232	2,681,561
Total Industrial		22,912,197
Bank Loans – 3.0%
Sierra Acquisition, Inc.
due 11/11/24	5,750,000	5,706,875
Pacific Bells, LLC
due 10/06/28	5,000,000	4,978,150
Florida Food Products LLC
due 10/18/28	3,250,000	3,193,125
Women’s Care Holdings, Inc.
due 01/17/28	3,000,000	2,993,430
HAH Group Holding Co. LLC
due 10/29/27	1,331,147	1,332,252
PetIQ LLC
due 04/13/28	1,250,000	1,240,625
Southern Veterinary Partners LLC
due 10/05/27	228,350	228,635
Total Bank Loans		19,673,092

96 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,6 – 15.0%
Consumer, Non-cyclical – 2.9%
LaserAway Intermediate Holdings II LLC
due 10/14/27	$5,750,000	$ 5,721,250
Gibson Brands, Inc.
due 08/11/28	5,750,000	5,678,125
National Mentor Holdings, Inc.
due 03/02/28	5,333,441	5,262,986
Zep, Inc.
due 08/12/24	2,000,000	1,968,000
Total Consumer, Non-cyclical		18,630,361
Technology – 1.8%
Misys Ltd.
due 06/13/24	5,750,000	5,692,500
Bali Finco, Inc.
due 06/30/26	5,750,000	5,692,500
Total Technology		11,385,000
Consumer, Cyclical – 1.6%
Arcis Golf LLC
due 11/18/28	3,000,271	2,981,520
IBC Capital Ltd.
due 09/11/23	2,000,000	1,960,000
SP PF Buyer LLC
due 12/22/25	2,000,000	1,933,220
NFM & J LLC
due 11/23/27	1,864,224	1,843,814
FR Refuel LLC
due 11/08/28	1,766,667	1,751,208
Total Consumer, Cyclical		10,469,762
Communications – 0.9%
Cengage Learning Acquisitions, Inc.
due 07/14/26	5,750,000	5,724,125
Utilities – 0.6%
Hamilton Projects Acquiror LLC
due 06/17/27	3,900,000	3,885,375
Basic Materials – 0.5%
NIC Acquisition Corp.
due 12/29/27	3,500,000	3,480,330

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 97

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,6 – 15.0%
Financial – 0.1%
Claros Mortgage Trust, Inc.
due 08/10/26	$ 350,000	$ 349,125
Eisner Advisory Group
due 07/28/28	181,818	181,364
Total Financial		530,489
Total Senior Floating Rate Interests
(Cost $97,070,104)		96,690,731
ASSET-BACKED SECURITIES†† – 2.0%
Infrastructure – 1.2%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[1,5]	7,700,000	7,744,347
Collateralized Loan Obligations – 0.5%
ABPCI Direct Lending Fund IX LLC
2021-9A, (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31[1,5,6]	3,500,000	3,500,000
Net Lease – 0.2%
Capital Automotive REIT
4.52% due 02/15/50[1]	1,000,000	1,031,911
Transport-Aircraft – 0.1%
Aaset 2021-2 Trust
2021-2A, 3.54% due 01/15/47[5]	700,000	703,323
Total Asset-Backed Securities
(Cost $12,918,157)		12,979,581
U.S. TREASURY BILLS†† – 1.4%
U.S. Cash Management Bill
0.05% due 02/22/22[1,7]	9,000,000	8,998,900
Total U.S. Treasury Bills
(Cost $8,999,128)		8,998,900
Total Investments – 90.8%
(Cost $596,965,043)		$ 584,625,151

See notes to financial statements.

98 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Contracts	Value
OTC OPTIONS WRITTEN†† – (0.3)%
Call Options on:
Bank of America, N.A. S&P 500 Index
Expiring December 2021 with strike price of $4,660.00 (Notional Value $45,670,000)	100	$ (390,500)
Bank of America, N.A. Russell 2000 Index
Expiring December 2021 with strike price of $2,310.00 (Notional Value $44,417,942)	202	(396,930)
Bank of America, N.A. NASDAQ-100 Index
Expiring December 2021 with strike price of $16,100.00 (Notional Value $46,794,168)	29	(1,166,235)
Total OTC Options Written
(Premiums received $3,290,030)		(1,953,665)
Other Assets & Liabilities, net – 11.9%		61,127,941
Total Net Assets – 100.0%		$ 643,799,427

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 99

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

							Contracts		Value
Centrally Cleared Credit Default Swap Agreements Protection Sold††
			Protection					Upfront
			Premium	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange Index		Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
J.P. Morgan
Securities LLC	ICE	CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	$50,000,000	$3,800,050	$4,121,774	$(321,724)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs— See Note 6.
1	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments. As of November 30, 2021, the total value of segregated securities was $282,907,630.
2	Special Purpose Acquisition Company (SPAC).
3	Perpetual maturity.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $126,938,477 (cost $127,221,668), or 19.7% of total net assets.
6	Variable rate security. Rate indicated is the rate effective at November 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
7	Rate indicated is the effective yield at the time of purchase.

CDX.NA.HY.37.V1 — Credit Default Swap North American High Yield Series 37 Index Version 1

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

plc — Public Limited Company

REIT — Real Estate Investment Trust

SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

100 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 201,817,773	$ —	$ —	$ 201,817,773
Preferred Stocks	—	13,933,557	—	13,933,557
Exchange-Traded Funds	87,373,919	—	—	87,373,919
Closed-End Funds	4,416,206	—	—	4,416,206
Corporate Bonds	—	158,414,484	—	158,414,484
Senior Floating Rate Interests	—	96,690,731	—	96,690,731
Asset-Backed Securities	—	12,979,581	—	12,979,581
U.S. Treasury Bills	—	8,998,900	—	8,998,900
Total Assets	$ 293,607,898	$ 291,017,253	$ —	$ 584,625,151

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ —	$ 1,953,665	$ —	$ 1,953,665
Credit Default Swap Agreements**	—	321,724	—	321,724
Unfunded Loan Commitments (Note 11)	—	—	24,643	24,643
Total Liabilities	$ —	$ 2,275,389	$ 24,643	$ 2,300,032

** This derivative is reported as unrealized appreciation/depreciation at period end.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 101

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2021

ASSETS:
Investments, at value (cost $596,965,043)	$ 584,625,151
Cash	249,673,677
Restricted cash	4,141,825
Unamortized upfront premiums paid on credit default swap agreements	4,121,774
Receivables:
Investments sold	5,007,714
Interest	1,063,840
Protection fees on credit default swap agreements	500,000
Dividends	119,832
Total assets	849,253,813
LIABILITIES:
Unfunded loan commitments, at value (Note 11)
(commitment fees received $3,764)	24,643
Options written, at value
(proceeds $3,290,030)	1,953,665
Payable for:
Investments purchased	203,080,802
Variation margin on credit default swap agreements	260,216
Investment advisory fees	111,796
Professional fees	9,884
Trustees’ fees and expenses*	1,148
Other liabilities	12,232
Total liabilities	205,454,386
NET ASSETS	$ 643,799,427
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,755,000 shares issued and outstanding	$ 327,550
Additional paid-in capital	654,772,450
Total distributable earnings (loss)	(11,300,573)
NET ASSETS	$ 643,799,427
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,755,000
Net asset value	$ 19.66

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

102 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2021
For the Period from November 23, 2021[a] to November 30, 2021

INVESTMENT INCOME:
Dividends (net of foreign withholdings tax $55)	$ 119,832
Interest	33,735
Total investment income	153,567
EXPENSES:
Investment advisory fees	111,796
Professional fees	9,884
Printing fees	3,703
Fund accounting fees	2,398
Administration fees	1,890
Registration and filing fees	1,855
Custodian fees	1,659
Trustees’ fees and expenses*	1,148
Transfer agent fees	441
Miscellaneous	286
Total expenses	135,060
Net investment income	18,507
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,911
Swap agreements	19,139
Net realized gain	27,050
Net change in unrealized appreciation (depreciation) on:
Investments	(12,360,771)
Swap agreements	(321,724)
Options written	1,336,365
Net change in unrealized appreciation (depreciation)	(11,346,130)
Net realized and unrealized loss	(11,319,080)
Net decrease in net assets resulting from operations	$ (11,300,573)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
[a]	Commencement of operations

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 103

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2021

Period from
November 23,
2021[a] to
November 30,
2021(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,507
Net realized gain on investments	27,050
Net change in unrealized appreciation (depreciation) on investments	(11,346,130)
Net decrease in net assets resulting from operations	(11,300,573)
SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares	655,100,000
Net increase in net assets resulting from shareholder transactions	655,100,000
Net increase in net assets	643,799,427
NET ASSETS:
Beginning of period	—
End of period	$ 643,799,427

a Commencement of operations

See notes to financial statements.

104 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2021

Period Ended
November 30, 2021
(Unaudited)(a)
Per Share Data:
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income(b)	—*
Net loss on investments (realized and unrealized)	(0.34)
Total from investment operations	(0.34)
Net asset value, end of period	$ 19.66
Market value, end of period	$ 20.00
Total Return
Net asset value	(1.70%)
Market value	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 643,799
Ratio to average net assets of:
Net investment income(d),(e)	0.30%
Total expenses(d),(e)	1.41%
Portfolio turnover rate	1%

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratios of total expenses to average net assets applicable to commons shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio the expense ratio would increase by 0.02%
(e)	Annualized.
*	Less than $0.01 per share

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2021

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021, and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

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Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The values of swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by

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(i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

(f) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for credit default swaps. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At November 30, 2021, there was $4,141,825 of restricted cash.

(g) U.S. Government Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(k) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income, Index Exposure	$22,813,685	$ —

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of

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a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Income, Index Exposure	$8,333,333	$ —

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity option contracts		Options written, at value
Credit swap contracts	Unamortized upfront premiums paid	Variation margin on
	on credit default swap agreements	Credit Default Swaps

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2021:

Liability Derivative Investments Value
	Options Written	Total Value at
Swaps Credit Risk	Equity Risk	November 30, 2021
$321,724	$1,953,665	$2,275,389

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity option contracts	Net change in unrealized appreciation (depreciation) on options written
Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
	Options Written
Swaps Credit Risk	Equity Risk	Total
$19,139	$—	$19,139

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
	Options Written
Swaps Credit Risk	Equity Risk	Total
$(321,724)	$1,336,365	$1,014,641

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In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Options written
contracts	$ 1,953,665	$ —	$ 1,953,665	$ —	$ —	$1,953,665

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
JP Morgan Chase and Co.	Credit default swap agreements	$4,141,825	$ —

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.25% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 117

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. The Fund did not invest in repurchase agreements for the period ended November 30, 2021.

Note 8 – Borrowings

The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund currently anticipates utilizing Financial Leverage for investment purposes in an amount equal to approximately 25% of its Managed Assets.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio(as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act. The Fund did not have any borrowings as of and for the period ended November 30, 2021.

On December 25, 2021, the Fund has entered into an $165,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.85%, and an unused commitment fee of .50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 119

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$ 593,675,014	$ 2,171,769	$ (13,497,020)	$ (11,325,251)

Note 10 – Securities Transactions

For the period ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$ 563,984,660	$ 5,036,064

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended November 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$ 924,920	$ —	$ —

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2021, the total amount segregated in connection with unfunded loan commitments was $282,907,630.

The unfunded loan commitments as of November 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount	Value
CapStone Acquisition Holdings, Inc.	11/12/27	$ 790,400	$ 3,952
Eisner Advisory Group	07/28/28	18,182	45
Facilities Group	11/23/27	1,885,776	20,646
			$ 24,643

Note 12 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,755,000 shares issued and outstanding.

Transactions in common shares were as follows:
Period Ended
November 30, 2021
Beginning shares	—
Shares issued through sale of shares	32,755,000
Ending shares	32,755,000

Note 13 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 121

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 14 – Subsequent Events

On December 28,2021, the Fund sold 225,083 shares and received $4,501,660 in net proceeds in connection with the over-allotment of shares from the initial offering.

On January 14, 2022 the Fund declared its initial monthly distribution.

The following dates apply to the initial distribution:

Record Date	February 4, 2022
Ex-Dividend Date	February 3, 2022
Payable Date	February 18, 2022

Distribution Schedule

			Change from
			Previous
NYSE Ticker	Closed-End Fund Name	Distribution Per Share	Distribution	Frequency
GUG	Guggenheim Active Allocation Fund	$0.11875		Monthly

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. Final determination of the character of distributions will be made at year-end.

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)	November 30, 2021

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in calendar year 2021.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	156	Current: Purpose Investments Funds
(1951)	Chair of the				(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President, Strategic		Former: Guggenheim Enhanced Equity
	Committee		Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Income Fund (2005-2021); Guggenheim
Credit Allocation Fund (2013-2021);
Managed Duration Investment Grade
Municipal Fund (2003-2016).
Angela Brock-Kyle	Trustee	Since 2021	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	155	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Guggenheim Enhanced Equity
Income Fund (2019-2021); Guggenheim
Credit Allocation Fund (2019-2021);
Infinity Property & Casualty Corp.
(2014-2018).

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (1996-present); Co-Chief	155	Current: US Global Investors, Inc.
(1960)	Chair of the		Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(GROW) (1995-present).
	Contracts		Lydon Media (2016-present).
	Review				Former: Guggenheim Enhanced Equity
	Committee				Income Fund (2019-2021); Guggenheim
Credit Allocation Fund (2019-2021);
Harvest Volatility Edge Trust (3)
(2017-2019).
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel, Momkus LLP (2016-present).	156	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Committee				Former: Guggenheim Enhanced Equity
Income Fund (2005-2021); Guggenheim
Credit Allocation Fund (2013-2021);
Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	155	Current: SPDR Series Trust (81)
(1958)	Chair of the				(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee		Mortenson-Companies, Inc. (2007-2017).		Trust (14) (2018-present). Former:
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee,	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council,	155	Former: Guggenheim Enhanced Equity
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Income Fund (2005-2021); Guggenheim
	Board and		Investment Company Institute (2018-present).		Credit Allocation Fund (2013-2021);
	Chair of the				Western Asset Inflation-Linked
	Executive		Former: Member, Executive Committee, Independent Directors Council		Opportunities & Income Fund
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen		(2004-2020); Western Asset Inflation-
			Asset Management (1998-1999); Vice President, Nuveen Investment		Linked Income Fund (2003-2020);
			Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit		Managed Duration Investment Grade
			Investment Trusts (1991-1999); and Assistant Vice President and Portfolio		Municipal Fund (2003-2016).
Manager, Nuveen Unit Investment Trusts (1988-1999), each of John
Nuveen & Co., Inc. (1982-1999).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 125

OTHER INFORMATION (Unaudited) continued	November 30, 2021

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	155	Former: Guggenheim Enhanced Equity
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund		Income Fund (2018-2021); Guggenheim
	Chief Legal		Complex (2014-present); Vice President, certain other funds in the Fund		Credit Allocation Fund (2018-2021).
	Officer		Complex (2007-present); Senior Managing Director, Guggenheim Investments
(2012-present).

Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation
(2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for election on the date of the Fund’s first annual meeting of Shareholders.

- Messrs. Nyberg and Lydon, Jr are Class II Trustees. Class II Trustees are expected to stand for election on the date of the Fund’s second annual meeting of Shareholders.

- Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for election on the date of the Fund’s third annual meeting of Shareholders.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President and	Since 2021	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2021	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1966)	Compliance		Investments (2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2021	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2021	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2021	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

128 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2021

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 129

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2021

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

130 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

Guggenheim Active Allocation Fund (GUG)

Guggenheim Active Allocation Fund (the “Fund”) is a newly organized Delaware statutory trust formed on May 20, 2021 that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). At an organizational meeting of the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”) held by videoconference1 on September 15, 2021 (the “Organizational Meeting”), the Board, including the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (collectively, the “Independent Trustees”), approved the appointment of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”) and the appointment of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Fund, GFIA and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Thereafter, at a meeting held by videoconference2 on October 18, 2021 (the “October Meeting”), the Board approved certain amendments to the Advisory Agreements. (The Organizational Meeting and the October Meeting are collectively referred to as the “Meetings.”) GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). (Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Subject to the Board’s oversight, GFIA will supervise and manage the investment and reinvestment of the Fund’s assets, supervise the investment program of the Fund and the composition of its investment portfolio and arrange for the purchase and sale of securities and other assets held in the investment portfolio, in addition to furnishing office facilities and equipment and certain clerical, bookkeeping and administrative services to the Fund. Under the terms of the Investment Advisory Agreement and subject to certain conditions, GFIA may delegate some or all of its duties and obligations to one or more investment sub-advisers. In this connection, GFIA will be responsible for overseeing the activities of GPIM with respect to GPIM’s service as investment sub-adviser to the Fund pursuant to the Sub-Advisory Agreement.

1	On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions (the “In-Person Relief ”). The In-Person Relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of September 15, 2021. The Board, including the Independent Trustees, relied on the In-Person Relief in voting to approve the Advisory Agreements at the Organizational Meeting.
2	The In-Person Relief was in effect as of October 18, 2021. The Board, including the Independent Trustees, relied on the In-Person Relief in voting to approve the amendments to the Advisory Agreements at the October Meeting.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 131

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

At the Meetings, the Independent Trustees met separately from Guggenheim to consider the approval of the Advisory Agreements for the Fund. The Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Trustees various key aspects of the Trustees’ legal responsibilities relating to the approval of the Advisory Agreements and other principal contracts for the Fund. The Independent Trustees took into account various materials with respect to the Fund received from Guggenheim, legal counsel to the Fund and Independent Legal Counsel. The Independent Trustees also considered the variety of written materials, reports and oral presentations they received throughout the year with respect to their service on the boards of trustees of other registered investment companies or series thereof managed by Guggenheim (the “Guggenheim Funds”), and other information relevant to their evaluation of the Advisory Agreements. Thus, in connection with their consideration of the Advisory Agreements for the Fund, the Independent Trustees also took into account relevant materials provided by Guggenheim relating to the annual contract renewal proposals for the Guggenheim Funds approved at the May 25-26, 2021 Board meeting (“Contract Renewal”).

The Board discussed the Advisory Agreements in light of the applicable legal and regulatory requirements and criteria and assessed information concerning Guggenheim’s investment philosophy and fixed income investment team as well as the Fund’s proposed investment advisory fee and estimated total expense ratio, investment objective, investment strategy and portfolio construction process, anticipated leverage and target distribution rate, portfolio management team, risk management processes and market opportunity, among other things. The Board also considered the features of the Fund, including the Fund’s limited 12-year term structure and anticipated listing on the New York Stock Exchange. The Board also noted that the Fund’s shares would be offered to investors without a front-end sales load and that Guggenheim had agreed to pay all offering costs, organizational expenses and underwriting compensation in connection with the offering.

The Board considered the foregoing materials and information in the context of its substantial accumulated experience in governing the Guggenheim Funds and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Board concluded that it was in the best interest of the Fund to approve each of the Advisory Agreements for an initial term of one year.

Investment Advisory Agreement

Nature, Extent and Quality of Services to Be Provided by the Adviser: With respect to the nature, extent and quality of services to be provided by the Adviser, the Board noted that, although the Adviser will delegate certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Board took into account Guggenheim’s explanation in connection with Contract Renewal that investment advisory-related services for the Guggenheim Funds for which Guggenheim serves as investment adviser and sub-adviser are provided by many Guggenheim employees under different related legal entities and thus, the services to be provided to such Guggenheim Funds by the adviser on the one hand and the sub-adviser on the other, as well as the risks to be assumed by each party,

132 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

cannot be ascribed to distinct legal entities.3 As a result, the Board did not evaluate the services to be provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.

The Board considered the qualifications, experience and skills of key personnel that will perform services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Board also considered other information received in connection with Contract Renewal, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Guggenheim Funds, including the Fund. In evaluating Guggenheim’s resources and capabilities, the Board considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

The Board’s review of the services to be provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board with respect to the Guggenheim Funds. The Board took into account the risks to be borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal, regulatory and operational risks. The Board considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Board also considered the regular reports the Board receives from the Guggenheim Funds’ Chief Compliance Officers regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Board’s evaluation of the overall package of services to be provided by Guggenheim, the Board considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the underwriters, fund administrator, transfer agent, custodian and other service providers to the Fund. The Board evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Guggenheim Funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Board considered the presentation by the Chief Financial Officer of Guggenheim Investments in connection with Contract Renewal and his review of financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments. The Board also considered the audited consolidated financial statements of GPIMH provided by Guggenheim in connection with Contract Renewal, as well as the respective audited consolidated financial statements of the Adviser and the Sub-Adviser provided by Guggenheim at the Organizational Meeting.

[3]	Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services to be provided under both Advisory Agreements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 133

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

The Board also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser. At the October Meeting, the Board considered certain amendments to the Investment Advisory Agreement to make its terms consistent with the terms of the most current investment advisory agreements of other Guggenheim closed-end funds. The Board considered that, in light of Guggenheim’s policy to waive the Fund’s advisory fees on assets invested in affiliated funds in amounts equal to the fees charged to such affiliated funds, as applicable, the amendments would not change the fees payable under the Investment Advisory Agreement nor alter the Fund’s advisory relationship with the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the Meetings and in connection with Contract Renewal, as well as other considerations, including the Board’s knowledge of how the Adviser performs its duties for other Guggenheim Funds obtained through Board meetings, discussions and reports throughout the year, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: With respect to performance, the Board noted that the Fund had no operating history and took into account that the Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Board also noted that, in pursuit of this investment objective, the Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics, and that the Sub-Adviser seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies. In this connection, the Board considered Guggenheim’s fixed-income expertise and noted information provided by Guggenheim regarding the performance and historical asset allocations of other Guggenheim Funds with similar “unconstrained” investment strategies, noting that the performance of such Guggenheim Funds had been evaluated as a part of Contract Renewal. The Board also considered that the portfolio would be managed by the Sub-Adviser, under the supervision of the Adviser. In light of all of the foregoing, the Board determined that performance was expected to be acceptable.

Based on the foregoing, and based on other information received (both oral and written) at the Meetings and in connection with Contract Renewal, as well as other considerations, the Board concluded that the Fund’s performance was expected to be acceptable.

Comparative Fees, Costs of Services to Be Provided and the Benefits to Be Realized by the Adviser from Its Relationship with the Fund: The Board noted that the materials provided by Guggenheim in connection with the proposed Investment Advisory Agreement included a memorandum to assist the Board in determining the reasonableness of the proposed advisory fee and a preliminary peer group analysis. The Board observed that management had identified four other closed-end funds with limited 12-year term structures and investment objectives and strategies similar to those of the Fund, but took into account management’s statement that the Fund is unique and there is not another fund with the same investment strategy. The Board compared the Fund’s proposed advisory fee to the peer group, noting that the proposed advisory fee of 1.25% of managed assets is equal to

134 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

or lower than the advisory fee of two peer funds, higher than the advisory fee of the other two peer funds and within 15 basis points of the peer fund with the lowest advisory fee.

As part of its evaluation of the Fund’s proposed advisory fee, the Board considered how such fee compared to the advisory fee charged by Guggenheim to another closed-end fund that it manages pursuant to similar “unconstrained” investment strategy (the “Guggenheim Closed-end Fund”), noting that Guggenheim charges a lower advisory fee to the Guggenheim Closed-end Fund. In this connection, the Board considered Guggenheim’s statement that the Guggenheim Closed-end Fund was not included in the peer group for the Fund because the Guggenheim Closed-end Fund does not have a limited term structure. The Board also considered Guggenheim’s discussion of the differences in the services to be provided to the Fund relative to those provided to the Guggenheim Closed-end Fund, including, among other things, Guggenheim’s statement that the Fund would require significant firm resources to manage, including sector desk personnel and utilization of all proprietary indicators developed by the firm, given the number of asset classes in the Fund’s anticipated portfolio. The Board concluded that the information it received demonstrated that the aggregate services to be provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, the Guggenheim Closed-end Fund to support the difference in fees.

With respect to the costs of advisory services to be provided and the benefits to be realized by the Adviser from its relationship with the Fund, the Board noted the Adviser’s statement that the proposed advisory fee and estimated total expense ratio are commensurate with the dynamic strategies the Fund may employ, the investment objective of the Fund and the Fund’s closed-end fund structure. The Board also noted that it would have the opportunity in the future to periodically re-examine the costs of the services and the appropriateness of the advisory fees payable by the Fund to the Adviser.

The Board considered other benefits to be available to the Adviser because of its relationship with the Fund. In this regard, the Board considered Guggenheim’s discussion of the market opportunity and the potential growth to the firm associated with offering the Fund. The Board also considered Guggenheim’s statement in connection with Contract Renewal regarding other benefits available to the Adviser because of its relationship with the Guggenheim Funds, that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products.

Based on the foregoing, and based on other information received (both oral and written) at the Meetings and in connection with Contract Renewal, as well as other considerations, the Board concluded that the comparative fees and the benefits to be realized by the Adviser from its relationship with the Fund were appropriate.

Economies of Scale to Be Realized: The Board considered that the size of the Fund will not be known until after its underwritten offering is completed and that thereafter, given the structure of closed-end funds (which although able to conduct additional share offerings periodically, do not continuously offer new shares), the Fund would not experience daily inflows of capital that may create economies of scale. The Board noted that it would have the opportunity in the future to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 135

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

periodically re-examine economies of scale and the appropriateness of the advisory fees payable by the Fund to the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the Meetings and in connection with Contract Renewal, as well as other considerations, the Board concluded that the Fund’s proposed advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services to Be Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services to be provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Board did not evaluate the services to be provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Board considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Board’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Board considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Board also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. At the October Meeting, the Board considered certain amendments to the Sub-Advisory Agreement to make its terms consistent with the terms of the most current investment sub-advisory agreements of other Guggenheim closed-end funds. The Board considered that, in light of Guggenheim’s policy to waive the Fund’s advisory fees on assets invested in affiliated funds in amounts equal to the fees charged to such affiliated funds, as applicable, the amendments would not change the fees payable under the Sub-Advisory Agreement nor alter the Fund’s advisory relationship with the Sub-Adviser.

Investment Performance: The Board considered the expected performance of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services to Be Provided and the Benefits to Be Realized by the Sub-Adviser from Its Relationship with the Fund: The Board considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser will compensate the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund. Given its conclusion of the reasonableness of the proposed advisory fee, the Board concluded that the proposed sub-advisory fee rate for the Fund was reasonable.

Economies of Scale to Be Realized: The Board recognized that, because the Sub-Adviser’s fees will be paid by the Adviser and not the Fund, the analysis of economies of scale to be realized was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to Be Realized” above.)

136 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT	November 30, 2021

Overall Conclusions

The Board concluded that the proposed investment advisory fees are fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received and that the approval of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Trustee, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the Meetings, the Board, including all of the Independent Trustees, approved each Advisory Agreement for an initial term of one year, with the amendments approved at the October Meeting.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 137

FUND INFORMATION (Unaudited)	November 30, 2021

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

138 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	November 30, 2021

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 139

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(07/21)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-SAR-1121

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)                Not applicable.

(b)               There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable..

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 4, 2022

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 4, 2022